                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 33-56851





                                             [MORGAN STANLEY FUNDS LOGO OMITTED]






                                                                  Morgan Stanley
                                                            Balanced Income Fund





         A mutual fund that seeks to provide current and moderate capital growth



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[Morgan Stanley logo]

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The securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




                                                                      Prospectus
                                                                  March 30, 2004

Contents



THE FUND

      Investment Objective............................................   1

      Principal Investment Strategies.................................   1

      Principal Risks.................................................   3

      Past Performance................................................   6

      Fees and Expenses...............................................   8

      Additional Investment Strategy Information......................   9

      Additional Risk Information.....................................  10

      Fund Management.................................................  11


SHAREHOLDER INFORMATION

      Pricing Fund Shares.............................................  12

      How to Buy Shares...............................................  12

      How to Exchange Shares..........................................  14

      How to Sell Shares..............................................  15

      Distributions...................................................  18

      Tax Consequences................................................  18

      Share Class Arrangements........................................  19


FINANCIAL HIGHLIGHTS..................................................  27


MORGAN STANLEY FUNDS............................ Inside Back Cover





This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

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INVESTMENT OBJECTIVE
[GRAPHIC OMITTED]

Morgan Stanley Balanced Income Fund seeks to provide current income and moderate capital growth.

(sidebar)
INCOME & GROWTH
An investment objective having the goal of selecting securities that pay out income and have the potential to rise in price.
(end sidebar)

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PRINCIPAL INVESTMENT STRATEGIES
[GRAPHIC OMITTED]

The Fund will normally invest at least 80% of its assets in income-producing securities, consisting of (1) fixed-income securities and (2) dividend paying common stocks and securities convertible into common stocks. Within the limitations detailed below, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., may purchase or sell securities in any proportion it believes desirable based on its assessment of business, economic and investment conditions.

The two groups of Fund investments in more detail are:

(1) FIXED-INCOME SECURITIES. The Fund will normally invest at least 60% of its net assets in fixed-income securities. The Fund's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities, Yankee dollar obligations, sovereign debt obligations, bank obligations, investment grade mortgage-backed securities, including collateralized mortgage obligations, investment grade asset-backed securities, and U.S. government securities. The U.S. government securities may include:


o U.S. Treasury bills, notes and bonds, all of which are direct obligations of the United States Government.


o Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

o Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

o Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.

One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

The securitization techniques used to develop mortgage-backed securities are also applied to asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities.

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

Yankee dollar obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers such as corporations and banks. Sovereign debt securities are issued or guaranteed by foreign government entities.

(2) COMMON STOCKS/CONVERTIBLE SECURITIES. The Fund will normally invest at least 25% of its assets in dividend paying common stocks and securities convertible into common stocks. The Fund invests in common stocks of companies that have a record of paying dividends and, in the Investment Manager's opinion, have the potential for increasing dividends. Investment grade securities convertible into common stocks may also be Fund investments. These investments may include foreign securities that are listed in the U.S. on a national securities exchange and depositary receipts. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

The Fund may also invest in options and futures.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
[GRAPHIC OMITTED]

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

FIXED-INCOME SECURITIES. Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities, such as bonds, bank obligations, corporate debt securities and U.S. government securities are subject to two types of risk: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Fund invests in investment grade securities, certain of these securities have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's fixed-income securities to fall substantially.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the

Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

YANKEE DOLLAR OBLIGATIONS. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. The Fund may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.

SOVEREIGN DEBT. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

COMMON STOCKS. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

CONVERTIBLE SECURITIES. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in options and futures and foreign securities.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

--------------------------------------------------------------------------------
PAST PERFORMANCE
[GRAPHIC OMITTED]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class C shares has varied from year to year over the past eight calendar years.
(end sidebar)



ANNNUAL TOTAL RETURNS -- CALENDAR YEARS
[GRAPHIC OMITTED]

8.63%      15.57%    9.38%    0.20%       7.99%      3.67%    -3.13%    10.59%
--------------------------------------------------------------------------------
1996        1997     1998     1999        2000       2001      2002      2003

The bar chart reflects the performance of Class C shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.


During the periods shown in the bar chart, the highest return for a calendar quarter was 8.34% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -4.38% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)


(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of broad measures of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
(end sidebar)


---------------------------------------------------------------------------------------------------------------------
                                                                        PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------------------------------------------------
  Class A(1): Return Before Taxes                                              5.56%           3.44%           4.84%
---------------------------------------------------------------------------------------------------------------------
         Lehman Brothers U.S. Government/Credit Index(2)                        4.67%           6.66%           7.34%
---------------------------------------------------------------------------------------------------------------------
         Russell 1000 Value Index(3)                                         30.03%           3.56%           6.58%
---------------------------------------------------------------------------------------------------------------------
         Lipper Income Funds Index(4, 6)                                     15.91%           4.32%           5.28%
---------------------------------------------------------------------------------------------------------------------
  Class B(1): Return Before Taxes                                              5.61%           3.39%           4.90%
---------------------------------------------------------------------------------------------------------------------
         Lehman Brothers U.S. Government/Credit Index(2)                       4.67%           6.66%           7.34%
---------------------------------------------------------------------------------------------------------------------
         Russell 1000 Value Index(3)                                         30.03%           3.56%           6.58%
---------------------------------------------------------------------------------------------------------------------
         Lipper Income Funds Index(4, 6)                                     15.91%           4.32%           5.28%
---------------------------------------------------------------------------------------------------------------------
  Class C(1): Return Before Taxes                                              9.59%           3.74%           7.51%
---------------------------------------------------------------------------------------------------------------------
         Return After Taxes on Distributions(5)                               8.82%           2.42%           5.83%
---------------------------------------------------------------------------------------------------------------------
         Return After Taxes on Distributions and Sale of Fund Shares          6.21%           2.41%           5.53%
---------------------------------------------------------------------------------------------------------------------
         Lehman Brothers U.S. Government/Credit Index(2)                      4.67%           6.66%           7.83%
---------------------------------------------------------------------------------------------------------------------
         Russell 1000 Value Index(3)                                         30.03%           3.56%          12.78%
---------------------------------------------------------------------------------------------------------------------
         Lipper Income Funds Index(4, 7)                                     15.91%           4.32%           8.73%
---------------------------------------------------------------------------------------------------------------------
  Class D(1): Return Before Taxes                                             11.68%           4.78%           5.95%
---------------------------------------------------------------------------------------------------------------------
         Lehman Brothers U.S. Government/Credit Index(2)                      4.67%           6.66%           7.34%
---------------------------------------------------------------------------------------------------------------------
         Russell 1000 Value Index(3)                                         30.03%           3.56%           6.58%
---------------------------------------------------------------------------------------------------------------------
         Lipper Income Funds Index(4, 6)                                     15.91%           4.32%           5.28%
---------------------------------------------------------------------------------------------------------------------



(1) Class C commenced operations on March 28, 1995. Classes A, B and D commenced operations on July 28, 1997.

(2) The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3) The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4) The Lipper Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(5) These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

(6)   For the period 7/31/97 through 12/31/03.

(7)   For the period 3/31/95 through 12/31/03.


Included in the table above are the after-tax returns for the Fund's Class C shares. The after-tax returns for the Fund's other Classes will vary from the Class C shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as

401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.


--------------------------------------------------------------------------------
FEES AND EXPENSES
[GRAPHIC OMITTED]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A          CLASS B          CLASS C        CLASS D
--------------------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases (as
  a percentage of offering price)                             5.25%(1)           None             None               None
--------------------------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a percentage
  based on the lesser of the offering price or net asset
  value at redemption)                                        None(2)          5.00%(3)          1.00%(4)            None
--------------------------------------------------------------------------------------------------------------------------


(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended January 31, 2004.
(end sidebar)


ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------
                                             CLASS A       CLASS B       CLASS C        CLASS D
------------------------------------------------------------------------------------------------
  Management Fee                              0.60%         0.60%         0.60%         0.60%
------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees       0.23%         1.00%         0.99%          None
------------------------------------------------------------------------------------------------
  Other expenses                              0.26%         0.26%         0.26%         0.26%
------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses        1.09%         1.86%         1.85%         0.86%
------------------------------------------------------------------------------------------------


(1)   Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.


(4)   Only applicable if you sell your shares within one year after purchase.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.



                         IF YOU SOLD YOUR SHARES:                       IF YOU HELD YOUR SHARES:
              ---------------------------------------------------------------------------------------------
                 1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------
   Class A     $630       $853        $1,094      $1,784      $630       $853        $1,094       $1,784
-----------------------------------------------------------------------------------------------------------
   Class B     $689       $885        $1,206      $2,180      $189       $585        $1,006       $2,180
-----------------------------------------------------------------------------------------------------------
   Class C     $288       $582        $1,001      $2,169      $188       $582        $1,001       $2,169
-----------------------------------------------------------------------------------------------------------
   Class D      $88       $274         $ 477      $1,061       $88       $274         $ 477       $1,061
-----------------------------------------------------------------------------------------------------------


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION
[GRAPHIC OMITTED]

This section provides additional information relating to the Fund's principal investment strategies.

OPTIONS AND FUTURES. The Fund may invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on securities, securities indices and stock index futures. Futures and options may be used to facilitate trading, to increase or decrease the Fund's market exposure or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rate during the past fiscal periods. A portfolio turnover rate of 100%, for example, is equivalent to the Fund buying and selling all of its securities one time during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
[GRAPHIC OMITTED]


This section provides additional information relating to the principal risks of investing in the Fund.

OPTIONS AND FUTURES. If the Fund invests in futures on stock indices, financial instruments and interest rate indices or options on securities, securities indices and stock index futures, its participation in these markets may subject it to certain risks. The Investment Manager's predictions of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.


FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. One additional risk is currency risk. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.


Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. For example, certain depositary receipts, particularly unsponsored or unregistered depositary receipts and/or depositary receipts not traded on U.S. Securities exchanges, are not subject to the requirements of either U.S. regulatory entities or securities exchanges and consequently there is less available information about the issuer of the underlying securities to holders of such depositary receipts. Moreover, the depositories of such receipts are under no obligation to distribute shareholder communications received from the underlying issuer of such securities or to pass through to the holders of such receipts any voting rights with respect to the deposited securities.


--------------------------------------------------------------------------------
FUND MANAGEMENT
[GRAPHIC OMITTED]


(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and had approximately $110 billion in assets under management or administration as of February 29, 2004.
(end sidebar)



The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Manager's address is 1221 Avenue of the Americas, New York, NY 10020.

The equity portion of the Fund is managed within the Equity Income team. Current members of the Equity Income team include James A. Gilligan, a Managing Director of the Investment Manager, Thomas Bastian and Sergio Marcheli, Vice Presidents of the Investment Manager, James O. Roeder, an Executive Director of the Investment Manager and Vincent E. Vizachero, a Senior Associate of the Investment Manager. The fixed-income portion of the Fund is managed by the Taxable Fixed-Income team.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended January 31, 2004 the Fund accrued total compensation to the Investment Manager amounting to 0.60% of the Fund's average daily net assets.

Shareholder Information

--------------------------------------------------------------------------------
PRICING FUND SHARES
[GRAPHIC OMITTED]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.



(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)


--------------------------------------------------------------------------------
HOW TO BUY SHARES
[GRAPHIC OMITTED]


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identify, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.


(sidebar)
EasyInvest (Registered Trademark)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS
                                                                                   MINIMUM INVESTMENT
                                                                               ---------------------------
 INVESTMENT OPTIONS                                                             INITIAL      ADDITIONAL
----------------------------------------------------------------------------------------------------------
  Regular Accounts                                                               $1,000         $100
----------------------------------------------------------------------------------------------------------
  Individual Retirement Account                                                  $1,000         $100
----------------------------------------------------------------------------------------------------------
  Coverdell Education Savings Account                                             $ 500         $100
----------------------------------------------------------------------------------------------------------
  EasyInvest (Registered Trademark)
  (Automatically from your checking or savings account or Money Market Fund)      $ 100*        $100*
----------------------------------------------------------------------------------------------------------

*  Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Balanced Income Fund.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES
[GRAPHIC OMITTED]


PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


--------------------------------------------------------------------------------
HOW TO SELL SHARES
[GRAPHIC OMITTED]

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
-------------------------------------------------------------------------------------------------------------
Contact your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.

OPTIONS              PROCEDURES
-------------------------------------------------------------------------------------------------------------------
Contact your         Payment will be sent to the address to which the account is registered or deposited in your
Financial Advisor    brokerage account.
(continued)
-------------------------------------------------------------------------------------------------------------------
By Letter            You can also sell your shares by writing a "letter of instruction" that includes:
                     o  your account number;
                     o  the name of the Fund;
                     o  the dollar amount or the number of shares you wish to sell;
                     o  the Class of shares you wish to sell; and
                     o  the signature of each owner as it appears on the account.

                     If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley
                     Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                     Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                     A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-------------------------------------------------------------------------------------------------------------------
Systematic           If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan      $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                     Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                     Arrangements" section of this Prospectus.

                     To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
-------------------------------------------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

--------------------------------------------------------------------------------
DISTRIBUTIONS
[GRAPHIC OMITTED]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders quarterly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.



--------------------------------------------------------------------------------
TAX CONSEQUENCES
[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o  The Fund makes distributions; and

o  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.



--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS
[GRAPHIC OMITTED]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

 CLASS    SALES CHARGE                                                                                  MAXIMUM ANNUAL 12b-1 FEE
---------------------------------------------------------------------------------------------------------------------------------
   A      Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares sold
          without an initial sales charge are generally subject to a 1.0% CDSC during the first year               0.25%
---------------------------------------------------------------------------------------------------------------------------------
   B      Maximum 5.0% CDSC during the first year decreasing to 0% after six years                                 1.00%
---------------------------------------------------------------------------------------------------------------------------------
   C      1.0% CDSC during the first year                                                                          1.00%
---------------------------------------------------------------------------------------------------------------------------------
   D      None                                                                                                     None
---------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:


(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges--the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)

---------------------------------------------------------------------------------------
                                                   FRONT-END SALES CHARGE
                                      -------------------------------------------------
                                             PERCENTAGE OF       APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION          PUBLIC OFFERING PRICE    OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
  Less than $25,000                             5.25%                   5.54%
---------------------------------------------------------------------------------------
  $25,000 but less than $50,000                 4.75%                   4.99%
---------------------------------------------------------------------------------------
  $50,000 but less than $100,000                4.00%                   4.17%
---------------------------------------------------------------------------------------
  $100,000 but less than $250,000               3.00%                   3.09%
---------------------------------------------------------------------------------------
  $250,000 but less than $500,000               2.50%                   2.56%
---------------------------------------------------------------------------------------
  $500,000 but less than $1 million             2.00%                   2.04%
---------------------------------------------------------------------------------------
  $1 million and over                           0.00%                   0.00%
---------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o  A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o  Tax-exempt organizations.

o  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
   (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
   (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21 and trust accounts for which any of such persons is a beneficiary.



CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.


(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

--------------------------------------------------------------------------------
 YEAR SINCE PURCHASE PAYMENT MADE        CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
--------------------------------------------------------------------------------
  First                                                    5.0%
--------------------------------------------------------------------------------
  Second                                                   4.0%
--------------------------------------------------------------------------------
  Third                                                    3.0%
--------------------------------------------------------------------------------
  Fourth                                                   2.0%
--------------------------------------------------------------------------------
  Fifth                                                    2.0%
--------------------------------------------------------------------------------
  Sixth                                                    1.0%
--------------------------------------------------------------------------------
  Seventh and thereafter                                   None
--------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

SPECIAL CDSC CONSIDERATIONS FOR FUND SHARES HELD PRIOR TO JULY 28, 1997. If you held Fund shares prior to July 28, 1997 that were acquired in exchange for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund, Dean Witter National Municipal Trust or

Dean Witter High Income Securities that have been designated Class B shares, these Fund shares are subject to the other fund's lower CDSC schedule, with two exceptions. First, if you subsequently exchange these Class B shares for shares of a fund with a higher CDSC schedule, the higher CDSC schedule will apply. Second, if you exchange the Class B shares for shares of a Morgan Stanley Money Market Fund and re-exchange back into the Fund, the CDSC schedule set forth in the above table will apply.

CDSC WAIVERS.  A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or
   (iii) a tax-free return of an excess IRA contribution (a distribution does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o  Sales of shares held for you as a participant in a Morgan Stanley Eligible
   Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


o Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.



DISTRIBUTION FEE. Class B shares also are subject to an annual distribution (12b-1) fee of 1.00% of the average daily net asset of the Fund's Class B shares. This fee is higher than the annual distribution fee paid by Class A.

CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of up to 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of 1.00% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee). The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



CLASS A SHARES
---------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,                          2004        2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                   $11.45      $12.35      $12.42      $11.80      $12.75
                                                       ------      ------      ------      ------      ------
Income (loss) from investment operations:
  Net investment income[+/+]                             0.26        0.33        0.43        0.47        0.47
  Net realized and unrealized gain (loss)                1.28       (0.84)      (0.06)       0.94       (0.69)
                                                       ------      ------      ------      ------      ------
Total income (loss) from investment operations           1.54       (0.51)       0.37        1.41       (0.22)
                                                       ------      ------      ------      ------      ------
Less dividends and distributions from:
  Net investment income                                 (0.33)      (0.39)      (0.44)      (0.47)      (0.47)
  Net realized gain                                       --          --          --        (0.32)      (0.26)
                                                       ------      ------       ------      -----       -----
Total dividends and distributions                       (0.33)      (0.39)      (0.44)      (0.79)      (0.73)
                                                       ------      ------      ------      ------      ------
Net asset value, end of period                         $12.66      $11.45      $12.35      $12.42      $11.80
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           13.65%      (4.19)%      3.13%      12.66%      (1.84)%
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                 1.09%       1.08%       1.16%       1.20%       1.20%
Net investment income                                    2.15%       2.79%       3.44%       3.97%       3.82%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                $7,318      $3,125      $2,216      $2,043      $2,187
Portfolio turnover rate                                   174%        173%         99%         21%         35%
---------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS B SHARES
---------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,                        2004         2003         2002         2001       2000
---------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                $11.40        $12.31       $12.39      $11.77      $12.74
                                                    ------        ------       ------      ------      ------
Income (loss) from investment operations:
  Net investment income[+/+]                          0.17          0.24         0.34        0.37        0.38
  Net realized and unrealized gain (loss)             1.28         (0.85)       (0.07)       0.95       (0.71)
                                                    ------        ------       ------      ------      ------
Total income (loss) from investment operations        1.45         (0.61)        0.27        1.32       (0.33)
                                                    ------        ------       ------      ------      ------
Less dividends and distributions from:
  Net investment income                              (0.24)        (0.30)       (0.35)      (0.38)      (0.38)
  Net realized gain                                    --            --           --        (0.32)      (0.26)
                                                    ------         -----       ------      ------      ------
Total dividends and distributions                    (0.24)        (0.30)       (0.35)      (0.70)      (0.64)
                                                    ------        ------       ------      ------      ------
Net asset value, end of period                      $12.61        $11.40       $12.31      $12.39      $11.77
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        12.77%        (4.98)%       2.32%      11.82%      (2.69)%
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.86%         1.84%        1.91%       2.00%       1.95%
Net investment income                                 1.38%         2.03%        2.68%       3.17%       3.07%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $169,135      $135,146     $101,957     $45,803     $56,827
Portfolio turnover rate                                174%          173%          99%         21%         35%
---------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,                        2004         2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $11.42      $12.33      $12.41      $11.78      $12.74
                                                     ------      ------      ------      ------      ------
Income (loss) from investment operations:
  Net investment income[+/+]                           0.17        0.24        0.33        0.38        0.38
  Net realized and unrealized gain (loss)              1.28       (0.85)      (0.05)       0.95       (0.70)
                                                     ------      ------      ------      ------      ------
Total income (loss) from investment operations         1.45       (0.61)       0.28        1.33       (0.32)
                                                     ------      ------      ------      ------      ------
Less dividends and distributions from:
  Net investment income                               (0.24)      (0.30)      (0.36)      (0.38)      (0.38)
  Net realized gain                                     --          --          --        (0.32)      (0.26)
                                                     --------    -------     ------      ------      ------
Total dividends and distributions                     (0.24)      (0.30)      (0.36)      (0.70)      (0.64)
                                                     ------      ------      ------      ------      ------
Net asset value, end of period                       $12.63      $11.42      $12.33      $12.41      $11.78
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         12.74%      (5.00)%      2.32%      11.89%      (2.62)%
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               1.85%       1.84%       1.91%       1.94%       1.95%
Net investment income                                  1.39%       2.03%       2.68%       3.23%       3.07%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $43,092     $32,439     $33,321     $24,205     $29,535
Portfolio turnover rate                                 174%        173          99%         21%         35%
-------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D SHARES
-----------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,                     2004         2003        2002        2001        2000
-----------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period               $11.42      $12.33      $12.40      $11.79      $12.75
                                                   ------      ------      ------      ------      ------
Income (loss) from investment operations:
  Net investment income[+/+]                         0.29        0.34        0.45        0.50        0.50
  Net realized and unrealized gain (loss)            1.28       (0.83)      (0.05)       0.93       (0.70)
                                                   ------      ------      ------      ------      ------
Total income (loss) from investment operations       1.57       (0.49)       0.40        1.43       (0.20)
                                                   ------      ------      ------      ------      ------
Less dividends and distributions from:
  Net investment income                             (0.36)      (0.42)      (0.47)      (0.50)      (0.50)
  Net realized gain                                   --          --          --        (0.32)      (0.26)
                                                   ------      ------      ------      ------      ------
Total dividends and distributions                   (0.36)      (0.42)      (0.47)      (0.82)      (0.76)
                                                   ------      ------      ------      ------      ------
Net asset value, end of period                     $12.63      $11.42      $12.33      $12.40      $11.79
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                       13.94%      (4.04)%    3.37 %       12.88 %     (1.63)%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             0.86%       0.84%       0.91%       1.00%       0.95%
Net investment income                                2.38%       3.03%       3.68%       4.17%       4.07%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $3,034      $1,476        $496        $107      $1,546
Portfolio turnover rate                               174%        173%         99%         21%         35%
-----------------------------------------------------------------------------------------------------------




[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes

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                                                                              31

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32

Morgan Stanley Funds

----------------------------------------------------
GLOBAL/INTERNATIONAL FUNDS

European Growth Fund
Fund of Funds - International Portfolio
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

----------------------------------------------------
GROWTH FUNDS

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
Small-Mid Special Value Fund
Special Growth Fund
Special Value Fund

----------------------------------------------------
GROWTH + INCOME FUNDS

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Fund of Funds - Domestic Portfolio
Fundamental Value Fund
Income Builder Fund
Mid-Cap Value Fund
S&P 500 Index Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series - Equity Portfolio

----------------------------------------------------
INCOME FUNDS

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Limited Duration Fund(NL)
Limited Duration U.S. Treasury Trust
Liquid Asset Fund(MM)
Quality Income Trust
U.S. Government Money Market Trust(MM)
U.S. Government Securities Trust

----------------------------------------------------
SPECIALTY FUNDS

Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

----------------------------------------------------
TAX-FREE INCOME FUNDS

California Tax-Free Daily Income Trust(MM)
California Tax-Free Income Fund
Hawaii Municipal Trust(FSC)
Limited Term Municipal Trust(NL)
Multi-State Municipal Series Trust(FSC)
New York Municipal Money Market Trust(MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust(MM)

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance MORGAN STANLEY FUNDS during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


TICKER SYMBOLS
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CLASS A:              BINAX      CLASS B:            BINBX
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CLASS C:              BINCX      CLASS D:            BINDX
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(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7243)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(Copyright)  2004 Morgan Stanley

CLF # 38400PRO-00





                                             [MORGAN STANLEY FUNDS LOGO OMITTED]





                                                                  Morgan Stanley
                                                            Balanced Income Fund



[Morgan Stanley logo]



                                                                      Prospectus
                                                                  March 30, 2004

STATEMENT OF ADDITIONAL INFORMATION
                                                            MORGAN STANLEY
                                                            BALANCED INCOME FUND

MARCH 30, 2004


--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated March 30, 2004) for the Morgan Stanley Balanced Income Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley
Balanced Income Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
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
I.    Fund History ..................................................................   4
II.   Description of the Fund and Its Investments and Risks .........................   4
        A. Classification ...........................................................   4
        B. Investment Strategies and Risks ..........................................   4
        C. Fund Policies/Investment Restrictions ....................................  11
III.  Management of the Fund ........................................................  13
        A. Board of Trustees ........................................................  13
        B. Management Information ...................................................  13
        C. Compensation .............................................................  19
IV.   Control Persons and Principal Holders of Securities ...........................  22
V.    Investment Management and Other Services ......................................  22
        A. Investment Manager .......................................................  22
        B. Principal Underwriter ....................................................  23
        C. Services Provided by the Investment Manager ..............................  23
        D. Dealer Reallowances ......................................................  24
        E. Rule 12b-1 Plan ..........................................................  24
        F. Other Service Providers ..................................................  28
        G. Codes of Ethics ..........................................................  29
VI.   Brokerage Allocation and Other Practices ......................................  29
        A. Brokerage Transactions ...................................................  29
        B. Commissions ..............................................................  29
        C. Brokerage Selection ......................................................  30
        D. Directed Brokerage .......................................................  30
        E. Regular Broker-Dealers ...................................................  31
VII.  Capital Stock and Other Securities ............................................  31
VIII. Purchase, Redemption and Pricing of Shares ................................ ...  32
        A. Purchase/Redemption of Shares ............................................  32
        B. Offering Price ...........................................................  32
IX.   Taxation of the Fund and Shareholders .........................................  33
X.    Underwriters ..................................................................  35
XI.   Performance Data ..............................................................  35
XII.  Financial Statements ..........................................................  36
Appendix A Morgan Stanley Investment Management Proxy Voting Policy and Procedures .. A-1

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Balanced Income Fund, a registered open-end investment company.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on November 23, 1994, with the name Dean Witter Balanced Income Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Balanced Income Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Balanced Income Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide current income and moderate capital growth.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."


     Options and Futures Transactions. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.


     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.


     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.


     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.


     Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equaling up to 5% of its total assets. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.


     Over-the-Counter ("OTC") Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.


     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. [In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.]

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     Futures Contracts. The Fund may purchase and sell interest rate and stock index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and such indexes as the S&P 500 Index, the Moody's
Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.


     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.


     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


     Limitations on Futures Contracts and Options on Futures. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or Statement of Additional Information. There is no overall limitation on the percentage of the Fund`s net assets which may be subject to a hedge position.


     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and/or market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.


     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.


     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     SOVEREIGN DEBT. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries.

     Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

     A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio's holdings.

Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States. Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each or which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets in the aggregate; and

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or by Moody's.

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (also known as "REITs"), which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.


     LENDING PORTFOLIO SECURITIES. The Fund will not lend its portfolio securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


     The Fund will:


    1. Seek to provide current income and moderate capital growth.


     The Fund may not:


    1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

    2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

    4. Invest in securities of any issuer if, in the exercise of reasonable diligence, the Fund has determined that any officer or trustee of the Fund or of the Investment Manager owns more than 1|M/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1|M/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

    5. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    6. Purchase or sell commodities except that the Fund may purchase or sell (write) futures contracts and related options thereon.

    7. Borrow money, except from banks for investment purposes or as a temporary measure for extraordinary or emergency purposes in an amount up to 5% (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed).

    8. Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

    9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; or
       (b) borrowing money.

   10. Make loans of money or securities, except: (a) by the purchase of debt obligations; or (b) by investment in repurchase agreements.

   11. Make short sales of securities.

   12. Purchase securities on margin, except short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

   14. Invest for the purpose of exercising control or management of any other issuer.

   15. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

   16. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

   17. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.


     In addition, the Fund, as a non-fundamental policy, will not invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


     For the fiscal year ended January 31, 2003 and 2004, the portfolio turnover rate was 173% and 174%, respectively. This variation resulted from the portfolio managers' responses to varying market conditions during the period.



III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund elected Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Management Inc.


     TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.


     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.).

                               POSITION(S)    LENGTH OF
    NAME, AGE AND ADDRESS       HELD WITH       TIME
    OF INDEPENDENT TRUSTEE      REGISTRANT     SERVED*
----------------------------- ------------- ------------
Michael Bozic (63)            Trustee       Since
c/o Kramer Levin Naftalis &                 April 1994
Frankel LLP
Counsel to the Independent
Trustees
919 Third Avenue
New York, NY

Edwin J. Garn (71)            Trustee       Since
c/o Summit Ventures LLC                     January
1 Utah Center                               1993
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (70)          Trustee       Since
c/o Kramer Levin Naftalis &                 September
Frankel LLP                                 1997
Counsel to the
Independent Trustees
919 Third Avenue
New York, NY

                                                                    NUMBER OF
                                                                   PORTFOLIOS
                                                                     IN FUND
                                                                     COMPLEX
    NAME, AGE AND ADDRESS           PRINCIPAL OCCUPATION(S)         OVERSEEN         OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE           DURING PAST 5 YEARS**         BY TRUSTEE               BY TRUSTEE
----------------------------- ----------------------------------- ------------ -----------------------------------
Michael Bozic (63)            Retired; Director or Trustee of         208      Director of Weirton Steel
c/o Kramer Levin Naftalis &   the Retail Funds (since                          Corporation.
Frankel LLP                   April 1994) and the Institutional
Counsel to the Independent    Funds (since July 2003); formerly
Trustees                      Vice Chairman of Kmart
919 Third Avenue              Corporation (December 1998-
New York, NY                  October 2000), Chairman and
                              Chief Executive Officer of Levitz
                              Furniture Corporation (November
                              1995-November 1998) and
                              President and Chief Executive
                              Officer of Hills Department Stores
                              (May 1991-July 1995); formerly
                              variously Chairman, Chief
                              Executive Officer, President and
                              Chief Operating Officer (1987-
                              1991) of the Sears Merchandise
                              Group of Sears, Roebuck & Co.

Edwin J. Garn (71)            Director or Trustee of the Retail       208      Director of Franklin Covey (time
c/o Summit Ventures LLC       Funds (since January 1993) and                   management systems), BMW
1 Utah Center                 the Institutional Funds (since                   Bank of North America, Inc.
201 S. Main Street            July 2003); member of the Utah                   (industrial loan corporation),
Salt Lake City, UT            Regional Advisory Board of                       United Space Alliance (joint
                              Pacific Corp.; formerly United                   venture between Lockheed
                              States Senator (R-Utah)                          Martin and the Boeing
                              (1974-1992) and Chairman,                        Company) and Nuskin Asia
                              Senate Banking Committee                         Pacific (multilevel marketing);
                              (1980-1986), Mayor of Salt                       member of the board of various
                              Lake City, Utah (1971-1974),                     civic and charitable
                              Astronaut, Space Shuttle                         organizations.
                              Discovery (April 12-19, 1985),
                              and Vice Chairman, Huntsman
                              Corporation (chemical company).

Wayne E. Hedien (70)          Retired; Director or Trustee of         208      Director of The PMI Group Inc.
c/o Kramer Levin Naftalis &   the Retail Funds (since                          (private mortgage insurance);
Frankel LLP                   September 1997) and the                          Trustee and Vice Chairman of
Counsel to the                Institutional Funds (since July                  The Field Museum of Natural
Independent Trustees          2003); formerly associated with                  History; director of various other
919 Third Avenue              the Allstate Companies                           business and charitable
New York, NY                  (1966-1994), most recently as                    organizations.
                              Chairman of The Allstate
                              Corporation (March 1993-
                              December 1994) and Chairman
                              and Chief Executive Officer of its
                              wholly-owned subsidiary, Allstate
                              Insurance Company (July 1989-
                              December 1994).



------------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                               POSITION(S)   LENGTH OF
    NAME, AGE AND ADDRESS       HELD WITH       TIME
    OF INDEPENDENT TRUSTEE      REGISTRANT    SERVED*
----------------------------- ------------- -----------
Dr. Manuel H. Johnson (55)    Trustee       Since
c/o Johnson Smick                           July 1991
International, Inc.
2099 Pennsylvania Avenue,
N.W.
Suite 950
Washington, D.C.

Joseph J. Kearns (61)         Trustee       Since
PMB754                                      July 2003
23852 Pacific Coast Highway
Malibu, CA

Michael E. Nugent (67)        Trustee       Since
c/o Triumph Capital, L.P.                   July 1991
445 Park Avenue
New York, NY

Fergus Reid (71)              Trustee       Since
c/o Lumelite Plastics                       July 2003
Corporation
85 Charles Colman Blvd.
Pawling, NY



                                                                      NUMBER OF
                                                                     PORTFOLIOS
                                                                       IN FUND
                                                                       COMPLEX
    NAME, AGE AND ADDRESS            PRINCIPAL OCCUPATION(S)          OVERSEEN       OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE            DURING PAST 5 YEARS**          BY TRUSTEE             BY TRUSTEE
----------------------------- ------------------------------------- ------------ -------------------------------
Dr. Manuel H. Johnson (55)    Senior Partner, Johnson Smick             208      Director of NVR, Inc. (home
c/o Johnson Smick             International, Inc., a consulting                  construction); Chairman and
International, Inc.           firm; Chairman of the Audit                        Trustee of the Financial
2099 Pennsylvania Avenue,     Committee and Director or                          Accounting Foundation
N.W.                          Trustee of the Retail Funds (since                 (oversight organization of the
Suite 950                     July 1991) and the Institutional                   Financial Accounting
Washington, D.C.              Funds (since July 2003);                           Standards Board); Director of
                              Co-Chairman and a founder of                       RBS Greenwich Capital
                              the Group of Seven Council                         Holdings (financial holding
                              (G7C), an international economic                   company).
                              commission; formerly Vice
                              Chairman of the Board of
                              Governors of the Federal Reserve
                              System and Assistant Secretary
                              of the U.S. Treasury.

Joseph J. Kearns (61)         President, Kearns & Associates            209      Director of Electro Rent
PMB754                        LLC (investment consulting);                       Corporation (equipment
23852 Pacific Coast Highway   Deputy Chairman of the Audit                       leasing), The Ford Family
Malibu, CA                    Committee and Director or                          Foundation, and the UCLA
                              Trustee of the Retail Funds (since                 Foundation.
                              July 2003) and the Institutional
                              Funds (since August 1994);
                              previously Chairman of the Audit
                              Committee of the Institutional
                              Funds (October 2001-July 2003);
                              formerly CFO of the J. Paul Getty
                              Trust.

Michael E. Nugent (67)        General Partner of Triumph                208      Director of various business
c/o Triumph Capital, L.P.     Capital, L.P., a private investment                organizations.
445 Park Avenue               partnership; Chairman of the
New York, NY                  Insurance Committee and
                              Director or Trustee of the Retail
                              Funds (since July 1991) and the
                              Institutional Funds (since
                              July 2001); formerly Vice
                              President, Bankers Trust
                              Company and BT Capital
                              Corporation (1984-1988).

Fergus Reid (71)              Chairman of Lumelite Plastics             209      Trustee and Director of
c/o Lumelite Plastics         Corporation; Chairman of the                       certain investment companies
Corporation                   Governance Committee and                           in the JPMorgan Funds
85 Charles Colman Blvd.       Director or Trustee of the Retail                  complex managed by J.P.
Pawling, NY                   Funds (since July 2003) and the                    Morgan Investment
                              Institutional Funds (since                         Management Inc.
                              June 1992).



-----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.



                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*
------------------------------ ------------- ------------
Charles A. Fiumefreddo (70)    Chairman      Since
c/o Morgan Stanley Trust       of the        July 1991
Harborside Financial Center,   Board and
Plaza Two,                     Trustee
Jersey City, NJ

James F. Higgins (56)          Trustee       Since
c/o Morgan Stanley Trust                     June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (60)         Trustee       Since
1585 Broadway                                April 1994
New York, NY

                                                                        NUMBER OF
                                                                       PORTFOLIOS
                                                                         IN FUND
                                                                         COMPLEX
                                                                       OVERSEEN BY
   NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING      MANAGEMENT     OTHER DIRECTORSHIPS HELD BY
      MANAGEMENT TRUSTEE                   PAST 5 YEARS**                TRUSTEE                TRUSTEE
------------------------------ -------------------------------------- ------------ --------------------------------
Charles A. Fiumefreddo (70)    Chairman and Director or Trustee           208      None.
c/o Morgan Stanley Trust       of the Retail Funds (since
Harborside Financial Center,   July 1991) and the Institutional
Plaza Two,                     Funds (since July 2003); formerly
Jersey City, NJ                Chief Executive Officer of the Retail
                               Funds (until September 2002).

James F. Higgins (56)          Director or Trustee of the Retail          208      Director of AXA Financial, Inc.
c/o Morgan Stanley Trust       Funds (since June 2000) and the                     and The Equitable Life
Harborside Financial Center,   Institutional Funds (since July                     Assurance Society of the
Plaza Two,                     2003); Senior Advisor of Morgan                     United States (financial
Jersey City, NJ                Stanley (since August 2000);                        services).
                               Director of the Distributor and Dean
                               Witter Realty Inc.; previously
                               President and Chief Operating
                               Officer of the Private Client Group
                               of Morgan Stanley (May 1999-
                               August 2000), and President and
                               Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).

Philip J. Purcell (60)         Chairman of the Board of                   208      Director of American Airlines,
1585 Broadway                  Directors and Chief Executive                       Inc. and its parent company,
New York, NY                   Officer of Morgan Stanley and                       AMR Corporation.
                               Morgan Stanley DW Inc.; Director
                               or Trustee of the Retail Funds
                               (since April 1994) and the
                               Institutional Funds (since July
                               2003); Director of the Distributor;
                               Chairman of the Board of Directors
                               and Chief Executive Officer of
                               Novus Credit Services Inc.; Director
                               and/or officer of various Morgan
                               Stanley subsidiaries.



----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                  POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH            TIME
       EXECUTIVE OFFICER           REGISTRANT         SERVED*
------------------------------ ----------------- -----------------
Mitchell M. Merin (50)         President         Since May
1221 Avenue of the Americas                      1999
New York, NY

Barry Fink (49)                Vice President    Since
1221 Avenue of the Americas    and General       February 1997
New York, NY                   Counsel

Ronald E. Robison (65)         Executive Vice    Since April
1221 Avenue of the Americas    President and     2003
New York, NY                   Principal
                               Executive
                               Officer

Joseph J. McAlinden (61)       Vice President    Since July
1221 Avenue of the Americas                      1995
New York, NY

Stefanie V. Chang (37)         Vice President    Since July
1221 Avenue of the Americas                      2003
New York, NY

Francis J. Smith (38)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and
Harborside Financial Center,   Officer           Chief Financial
Plaza Two,                                       Officer since
Jersey City, NJ                                  September 2002

Thomas F. Caloia (58)          Vice President    Since July
c/o Morgan Stanley Trust                         2003
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Mary E. Mullin (37)            Secretary         Since July 2003
1221 Avenue of the Americas
New York, NY



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ ---------------------------------------------------------------------------
Mitchell M. Merin (50)         President and Chief Operating Officer of Morgan Stanley Investment
1221 Avenue of the Americas    Management Inc.; President, Director and Chief Executive Officer of the
New York, NY                   Investment Manager and Morgan Stanley Services; Chairman and
                               Director of the Distributor; Chairman and Director of the Transfer Agent;
                               Director of various Morgan Stanley subsidiaries; President of the
                               Institutional Funds (since July 2003) and President of the Retail Funds
                               (since May 1999); Trustee (since July 2003) and President (since
                               December 2002) of the Van Kampen Closed-End Funds; Trustee (since
                               May 1999) and President (since October 2002) of the Van Kampen
                               Open-End Funds.

Barry Fink (49)                General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas    December 2000) of Morgan Stanley Investment Management; Managing
New York, NY                   Director (since December 2000), Secretary (since February 1997) and
                               Director (since July 1998) of the Investment Manager and Morgan
                               Stanley Services; Assistant Secretary of Morgan Stanley DW; Vice
                               President of the Institutional Funds (since July 2003); Managing
                               Director, Secretary and Director of the Distributor; previously Secretary of the Retail Funds (February 1997-July 2003); previously Vice
                               President and Assistant General Counsel of the Investment Manager
                               and Morgan Stanley Services (February 1997-December 2001).

Ronald E. Robison (65)         Chief Global Operations Officer and Managing Director of Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc.; Managing Director of Morgan
New York, NY                   Stanley & Co. Incorporated; Managing Director of Morgan Stanley;
                               Managing Director, Chief Administrative Officer and Director of the
                               Investment Manager and Morgan Stanley Services; Chief Executive
                               Officer and Director of the Transfer Agent; Managing Director and
                               Director of the Distributor; Executive Vice President and Principal
                               Executive Officer of the Institutional Funds (since July 2003) and the
                               Institutional Funds (since July 2003); previously President and Director of the Institutional Funds (March 2001-July 2003).

Joseph J. McAlinden (61)       Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas    Manager and Morgan Stanley Investment Management Inc.; Director of
New York, NY                   the Transfer Agent, Chief Investment Officer of the Van Kampen Funds;
                               Vice President of the Institutional Funds (since July 2003) and the Retail
                               Funds (since July 1995).

Stefanie V. Chang (37)         Executive Director of Morgan Stanley & Co. Incorporated and Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and Vice President of the
New York, NY                   Institutional Funds (since December 1997) and the Retail Funds (since
                               July 2003); formerly practiced law with the New York law firm of Rogers
                               & Wells (now Clifford Chance US LLP).

Francis J. Smith (38)          Executive Director of the Investment Manager and Morgan Stanley
c/o Morgan Stanley Trust       Services (since December 2001); previously Vice President of the Retail
Harborside Financial Center,   Funds (September 2002-July 2003); previously Vice President of the
Plaza Two,                     Investment Manager and Morgan Stanley Services (August 2000-
Jersey City, NJ                November 2001) and Senior Manager at PricewaterhouseCoopers LLP
                               (January 1998-August 2000).

Thomas F. Caloia (58)          Executive Director (since December 2002) and Assistant Treasurer of
c/o Morgan Stanley Trust       the Investment Manager, the Distributor and Morgan Stanley Services;
Harborside Financial Center,   previously Treasurer of the Retail Funds (April 1989-July 2003); formerly
Plaza Two,                     First Vice President of the Investment Manager, the Distributor and
Jersey City, NJ                Morgan Stanley Services.

Mary E. Mullin (37)            Executive Director of Morgan Stanley & Co. Incorporated and Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc.; Secretary of the Institutional
New York, NY                   Funds (since June 1999) and the Retail Funds (since July 2003);
                               formerly practiced law with the New York law firms of McDermott, Will &
                               Emery and Skadden, Arps, Slate, Meagher & Flom LLP.



----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: A. Thomas Smith III, Sara Badler, Lou Anne D. McInnis, Carsten Otto, Marilyn K. Cranney, Joanne Doldo, Kathleen MacPeak, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.



                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                IN ALL REGISTERED INVESTMENT COMPANIES
                                                                                   OVERSEEN BY TRUSTEE IN FAMILY OF
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2003)                        (AS OF DECEMBER 31, 2003)
------------------------   -----------------------------------------------   --------------------------------------------
INDEPENDENT:
Michael Bozic                                   None                                        over $100,000
Edwin J. Garn                                   None                                        over $100,000
Wayne E. Hedien                                 None                                        over $100,000
Dr. Manuel H. Johnson                           None                                        over $100,000
Joseph J. Kearns                                None                                             None
Michael E. Nugent                               None                                        over $100,000
Fergus Reid                                     None                                      $10,001 - $50,000
INTERESTED:
Charles A. Fiumefreddo                   $50,001 - $100,000                                 over $100,000
James F. Higgins                                None                                        over $100,000
Philip J. Purcell                               None                                        over $100,000



     In addition to the dollar range of equity securities in the Family of Investment Companies as set forth in the table above, certain of the Fund's Directors have chosen to defer compensation from the Fund and the other funds in the Family of Investment Companies, as set forth below under "Compensation." Because such deferred compensation will earn rates of return based on the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the deferred compensation plan, the directors who have deferred compensation effectively hold investments in the funds (or portfolios) they have selected as investment options. As of December 31, 2003, Mr. Kearns and Mr. Reid had deferred a total of $430,361 and $600,512, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Fund's fiscal year ended January 31, 2004, the Audit Committee held seven meetings.

     The Boards have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic, Reid and Garn. The Governance Committee was established on July 31, 2003 and no meetings were held during the Fund's most recent fiscal year end.

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended January 31, 2004, the Insurance Committee held three meetings. The Derivatives Committee was eliminated as of July 31, 2003.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.


     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.


     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). With the exception of an Audit Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.


     Effective April 1, 2004, the Fund will begin an unfunded Deferred Compensation Plan (the "Plan") which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Trustee and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.


     Prior to April 1, 2004, the Institutional Funds maintained a similar unfunded Deferred Compensation Plan (the "Prior Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The Plan amends and supersedes the Prior Plan and all amounts payable under the Prior Plan are now subject to the terms of the Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior Plan).


     The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended January 31, 2004. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.

                               FUND COMPENSATION

NAME OF TRUSTEE                          AGGREGATE COMPENSATION FROM FUND
-------------------------------------   ---------------------------------
Michael Bozic(1)(3) .................                 $  839
Charles A. Fiumefreddo*(2) ..........                  2,290
Edwin J. Garn(1)(3) .................                    839
Wayne E. Hedien(1)(2) ...............                    839
James F. Higgins* ...................                      0
Manuel H. Johnson(1) ................                  1,150
Joseph J. Kearns(1) .................                    203
Michael Nugent(1)(2) ................                  1,036
Phillip J. Purcell* .................                      0
Fergus Reid(1)(3) ...................                    203

----------

(*) Messrs. Fiumefreddo, Higgins and Purcell are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.


(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.

(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson, Higgins and Purcell began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.


                      CASH COMPENSATION FROM FUND COMPLEX




                                  NUMBER OF PORTFOLIOS IN THE FUND    TOTAL COMPENSATION
                                   COMPLEX FROM WHICH THE TRUSTEE    FROM THE FUND COMPLEX
NAME OF TRUSTEE                         RECEIVED COMPENSATION         PAYABLE TO TRUSTEES
-------------------------------- ---------------------------------- ----------------------
Michael Bozic ..................                208                        $164,400
Charles A. Fiumefreddo .........                208                         360,000
Edwin J. Garn ..................                208                         164,400
Wayne E. Hedien ................                208                         164,300
James F. Higgins ...............                208                               0
Dr. Manuel H. Johnson ..........                208                         228,213
Joseph J. Kearns(1) ............                209                         161,168
Michael E. Nugent ..............                208                         272,691
Phillip J. Purcell .............                208                               0
Fergus Reid(1) .................                209                         143,757



----------
(1) Includes amounts deferred at the election of the Trustees under the Prior Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512, respectively.


     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees from the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.



                                      RETIREMENT BENEFITS            ESTIMATED ANNUAL
                                   ACCRUED AS FUND EXPENSES     BENEFITS UPON RETIREMENT(1)
                                  --------------------------   ----------------------------
                                            BY ALL                       FROM ALL
NAME OF INDEPENDENT TRUSTEE             ADOPTING FUNDS                ADOPTING FUNDS
---------------------------             --------------                --------------
Michael Bozic .................           $19,842                      $47,838
Edwin J. Garn .................            35,306                         47,877
Wayne E. Hedien ...............            38,649                         40,839
Dr. Manuel H. Johnson .........            20,125                         70,050
Michael E. Nugent .............            36,265                         62,646



----------

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.



IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the Fund as of March 1, 2004: Estate of Thomas Coleman, Michael Amarosa, Executor, 37 Carmine St., New York, NY 10014 - 17.20% and State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 - 6.44%. The following owned 5% or more of the outstanding Class D shares of the Fund as of March 1, 2004: Barbara J. Ciocca, 1912 Summer Pine Ct., Las Vegas, NV 89134-2641 - 5.89% and Jennifer Lewis, 7194 Cahen Drive, San Jose, CA 95120-3307 - 5.26%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.60% of the portion of the daily net assets not exceeding $500 million; and 0.575% of the portion of the daily net assets exceeding $500 million. Prior to May 1, 2002, the rate was 0.60% of the Fund's average daily net assets. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended January 31, 2002, 2003 and 2004 the Investment Manager accrued total compensation under the Management Agreement in the amounts of $621,729, $938,591 and $1,224,067, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager; the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund, and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: up to 0.25%, 1.0% and up to 1.0% of the average daily net assets of Class A, Class B, and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended January 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).





                            2004                   2003                  2002
                   ---------------------- ---------------------- ---------------------
Class A .......... FSCs:(1)    $130,322   FSCs:(1)    $104,519   FSCs:(1)    $ 25,123
                   CDSCs:      $      0   CDSCs:      $  5,190   CDSCs:      $      0
Class B .......... CDSCs:      $462,539   CDSCs:      $398,402   CDSCs:      $174,136
Class C .......... CDSCs:      $  6,874   CDSCs:      $ 12,292   CDSCs:      $  3,826


----------
(1) FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended January 31, 2004, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $12,541, $1,573,633 and $389,121, respectively, which amounts are equal to 0.23%, 1.00% and 0.99% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services, ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.


     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (effective April 1, 2004, a gross sales credit of up to 4.0% of the amount sold) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.


     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, and in the Morgan Stanley Choice Program the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended January 31, 2004 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $14,946,333 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 20.65% ($3,086,857)-advertising and promotional expenses; (ii) 0.70% ($104,062)-printing of prospectuses for distribution to other than current shareholders; and (iii) 78.65% ($11,755,415)-other expenses, including the gross sales credit and the carrying charge, of which 3.77% ($442,674) represents carrying charges, 39.84% ($4,683,475) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 56.39% ($6,629,266) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended January 31, 2004 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $8,169,913 as of January 31, 2004 (the end of the Fund's fiscal year), which was equal to 4.83% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2003 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.



     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended January 31, 2002, 2003 and 2004, the Fund paid a total of $57,563, $191,119 and $124,388, respectively, in brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended January 31, 2002, 2003 and 2004, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended January 31, 2002, 2003 and 2004, the Fund paid a total of $25,783, $0 and $0, respectively, in brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended January 31, 2002, 2003 and 2004, the Fund paid a total of $4,320, $33,247 and $3,490, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended January 31, 2004, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 2.81% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 3.30% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended January 31, 2004, the Fund paid $93,918 in brokerage commissions in connection with transactions in the aggregate amount of $62,139,511 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS


     During the fiscal year ended January 31, 2004, the Fund purchased securities issued by Bank of America Corp., Bank of New York Co. Inc., Citigroup Inc., Goldman, Sachs & Co., J.P. Morgan Chase & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Inc. and Prudential Securities Inc., which issuers were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At January 31, 2004, the Fund held securities issued by Citigroup Inc., Prudential Securities Inc., J.P. Morgan Chase & Co., Merrill Lynch, Pierce, Fenner & Smith Inc., Lehman Brothers Inc., Goldman, Sachs & Co., Bank of America Corp. and Bank of New York Co. Inc. with market values of $2,680,444, $2,557,595, $2,226,814, $1,424,482, $1,100,140, $922,299, $786,089
and $128,899, respectively.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.


     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------


     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and Shareholders of the Fund, and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.


     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund.


     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future Congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on ordinary dividends would move to 35% in 2009 and 39.6% in 2011.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31 to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally 15%. Without future Congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

     The availability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.



X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."


XI. PERFORMANCE DATA
--------------------------------------------------------------------------------
     For the 30-day period ended January 31, 2004, the yield, was approximately 2.36%, 1.75%, 1.75% and 2.74% for Class A, Class B, Class C and Class D, respectively.

       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDED JANUARY 31, 2004



                     INCEPTION
CLASS                  DATE        1 YEAR      5 YEARS     LIFE OF FUND
-----------------   ----------   ----------   ---------   -------------
Class A .........   07/28/97         7.68%       3.31%         4.93%
Class B .........   07/28/97         7.77%       3.24%         4.97%
Class C .........   03/28/95        11.74%       3.61%         7.53%
Class D .........   07/28/97        13.94%       4.65%         6.02%


          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED JANUARY 31, 2004

                     INCEPTION
CLASS                  DATE         1 YEAR      5 YEARS     LIFE OF FUND
-----------------   ----------   -----------   ---------   -------------
Class A .........   07/28/97         13.65%       4.43%         5.80%
Class B .........   07/28/97         12.77%       3.59%         4.97%
Class C .........   03/28/95         12.74%       3.61%         7.53%
Class D .........   07/28/97         13.94%       4.65%         6.02%


         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED JANUARY 31, 2004

                      INCEPTION
CLASS                   DATE         1 YEAR       5 YEARS      LIFE OF FUND
------------------   ----------   -----------   -----------   -------------
Class A ..........   07/28/97         13.65%        24.19%         44.33%
Class B ..........   07/28/97         12.77%        19.28%         37.11%
Class C ..........   03/28/95         12.74%        19.41%         90.03%
Class D ..........   07/28/97         13.94%        25.49%         46.33%


 AVERAGE ANNUAL AFTER-TAX RETURNS (ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE)
                                    CLASS C
                         PERIOD ENDED JANUARY 31, 2004



                                                          INCEPTION
CALCULATION METHODOLOGY                                     DATE         1 YEAR      5 YEARS     LIFE OF FUND
------------------------------------------------------   ----------   -----------   ---------   -------------
After taxes on distributions .........................   03/28/95         10.96%       2.29%         5.87%
After taxes on distributions and redemptions .........   03/28/95          7.60%       2.30%         5.55%


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended January 31, 2004 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                    * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS [|] JANUARY 31, 2004



 NUMBER OF
  SHARES                                                                   VALUE
------------------------------------------------------------------------------------
             Common Stocks (33.3%)
             Advertising/Marketing Services (0.3%)
  36,120        Interpublic Group of Companies Inc. (The) * .......    $    597,425
                                                                       ------------
             Aerospace & Defense (0.2%)
   4,000     Northrop Grumman Corp. ...............................         386,840
   4,210     Raytheon Co. .........................................         128,447
                                                                       ------------
                                                                            515,287
                                                                       ------------
             Auto Parts: O.E.M. (0.4%)
  10,890     Magna International Inc. (Class A) (Canada) ..........         884,050
                                                                       ------------
             Broadcasting (0.4%)
  17,700     Clear Channel Communications, Inc. ...................         796,323
                                                                       ------------
             Chemicals: Major Diversified (1.3%)
  51,500     Bayer AG (ADR) (Germany) .............................       1,570,235
  22,430     Dow Chemical Co. (The) ...............................         940,938
   6,950     Du Pont (E.I.) de Nemours & Co. ......................         305,105
                                                                       ------------
                                                                          2,816,278
                                                                       ------------
             Computer Processing Hardware (0.4%)
  37,880     Hewlett-Packard Co. ..................................         901,165
                                                                       ------------
             Containers/Packaging (0.3%)
  13,020     Temple-Inland Inc. ...................................         768,831
                                                                       ------------
             Data Processing Services (0.3%)
  18,160     Automatic Data Processing, Inc. ......................         776,340
                                                                       ------------
             Department Stores (0.4%)
  17,850     Kohl's Corp. * .......................................         790,755
                                                                       ------------
             Discount Stores (0.4%)
  18,060     Wal-Mart Stores, Inc. ................................         972,531
                                                                       ------------
             Electric Utilities (1.2%)
     700     Consolidated Edison, Inc. ............................          30,681
  27,000     Edison International .................................         594,000
  11,410     Entergy Corp. ........................................         667,257
  11,210     Exelon Corp. .........................................         750,846
  16,300     FirstEnergy Corp. ....................................         611,576
                                                                       ------------
                                                                          2,654,360
                                                                       ------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS [|] JANUARY 31, 2004 continued



 NUMBER OF
  SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
             Finance/Rental/Leasing (1.1%)
  17,400     Fannie Mae .................................................    $   1,341,540
  17,200     Freddie Mac ................................................        1,073,624
                                                                             -------------
                                                                                 2,415,164
                                                                             -------------
             Financial Conglomerates (1.9%)
  34,590     Citigroup Inc. .............................................        1,711,513
  35,680     JP Morgan Chase & Co. ......................................        1,387,595
  24,590     Prudential Financial, Inc. .................................        1,069,665
                                                                             -------------
                                                                                 4,168,773
                                                                             -------------
             Financial Publishing/Services (0.6%)
  50,430     Equifax, Inc. ..............................................        1,311,684
                                                                             -------------
             Food: Major Diversified (0.8%)
  18,350     Kraft Foods Inc. (Class A) .................................          591,053
   8,850     Nestle SA (ADR) (Registered Shares) (Switzerland) ..........          578,790
  12,560     PepsiCo, Inc. ..............................................          593,586
                                                                             -------------
                                                                                 1,763,429
                                                                             -------------
             Food: Specialty/Candy (0.3%)
  23,150     Cadbury Schweppes PLC (ADR) (United Kingdom) ...............          693,342
                                                                             -------------
             Hospital/Nursing Management (0.3%)
  59,890     Tenet Healthcare Corp.* ....................................          742,636
                                                                             -------------
             Hotels/Resorts/Cruiselines (0.9%)
  71,280     Hilton Hotels Corp. ........................................        1,140,480
  27,630     Starwood Hotels & Resorts Worldwide, Inc. ..................          976,444
                                                                             -------------
                                                                                 2,116,924
                                                                             -------------
             Household/Personal Care (0.6%)
  23,190     Kimberly-Clark Corp. .......................................        1,369,601
                                                                             -------------
             Industrial Conglomerates (0.6%)
  11,470     Ingersoll-Rand Co. (Class A) (Bermuda) .....................          763,099
   9,570     Textron, Inc. ..............................................          509,890
                                                                             -------------
                                                                                 1,272,989
                                                                             -------------
             Industrial Machinery (0.4%)
  14,500     Parker-Hannifin Corp. ......................................          797,355
                                                                             -------------
             Information Technology Services (0.7%)
  16,300     Accenture Ltd. (Class A) (Bermuda) * .......................          385,821
  12,200     International Business Machines Corp. ......................        1,210,606
                                                                             -------------
                                                                                 1,596,427
                                                                             -------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS [|] JANUARY 31, 2004 continued


 NUMBER OF
  SHARES                                                                      VALUE
---------------------------------------------------------------------------------------
             Integrated Oil (2.1%)
   41,380    BP PLC (ADR) (United Kingdom) ..........................    $   1,969,688
   16,410    ConocoPhillips .........................................        1,081,091
   38,730    Exxon Mobil Corp. ......................................        1,579,797
                                                                         -------------
                                                                             4,630,576
                                                                         -------------
             Investment Banks/Brokers (1.3%)
   12,180    Edwards (A.G.), Inc. ...................................          463,449
   13,400    Lehman Brothers Holdings Inc. ..........................        1,100,140
   24,230    Merrill Lynch & Co., Inc. ..............................        1,424,482
                                                                         -------------
                                                                             2,988,071
                                                                         -------------
             Life/Health Insurance (0.3%)
   19,780    MetLife, Inc. ..........................................          663,619
                                                                         -------------
             Major Banks (1.5%)
    9,650    Bank of America Corp. ..................................          786,089
   21,800    Bank One Corp. .........................................        1,103,298
   17,020    PNC Financial Services Group, Inc. .....................          961,800
   11,550    Wachovia Corp. .........................................          534,072
                                                                         -------------
                                                                             3,385,259
                                                                         -------------
             Major Telecommunications (0.9%)
   38,610    Sprint Corp. (FON Group) ...............................          672,200
   34,820    Verizon Communications Inc. ............................        1,283,465
                                                                         -------------
                                                                             1,955,665
                                                                         -------------
             Managed Health Care (0.4%)
   13,650    CIGNA Corp. ............................................          846,573
                                                                         -------------
             Media Conglomerates (1.6%)
   60,490    Disney (Walt) Co. (The) ................................        1,451,760
  126,650    Time Warner Inc. * .....................................        2,225,241
                                                                         -------------
                                                                             3,677,001
                                                                         -------------
             Medical Specialties (0.4%)
   18,440    Bausch & Lomb, Inc. ....................................          991,150
                                                                         -------------
             Motor Vehicles (0.5%)
   49,100    Honda Motor Co., Ltd. (ADR) (Japan) ....................        1,047,794
                                                                         -------------
             Multi-Line Insurance (0.8%)
   26,770    Hartford Financial Services Group, Inc. (The) ..........        1,722,382
                                                                         -------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS [|] JANUARY 31, 2004 continued



 NUMBER OF
  SHARES                                                                   VALUE
------------------------------------------------------------------------------------
             Oil & Gas Production (0.3%)
   15,730    EOG Resources, Inc. ..................................    $    712,569
                                                                       ------------
             Oil Refining/Marketing (0.4%)
   15,310    Valero Energy Corp. ..................................         810,205
                                                                       ------------
             Oilfield Services/Equipment (0.9%)
   34,170    Schlumberger Ltd. (Netherlands Antilles) .............       2,090,521
                                                                       ------------
             Other Metals/Minerals (0.5%)
   13,910    Phelps Dodge Corp.* ..................................       1,052,570
                                                                       ------------
             Packaged Software (0.5%)
   44,260    Microsoft Corp. ......................................       1,223,789
                                                                       ------------
             Pharmaceuticals: Major (3.1%)
   15,000    AstraZeneca PLC (ADR) (United Kingdom) ...............         724,050
  134,470    Bristol-Myers Squibb Co. .............................       3,771,884
   12,470    Roche Holdings (A.G.) (ADR) (Switzerland) ............       1,286,904
   60,450    Schering-Plough Corp. ................................       1,060,293
                                                                       ------------
                                                                          6,843,131
                                                                       ------------
             Precious Metals (0.3%)
   15,630    Newmont Mining Corp. .................................         651,146
                                                                       ------------
             Property - Casualty Insurers (1.7%)
   33,570    Chubb Corp. (The) ....................................       2,399,919
   77,144    Travelers Property Casualty Corp. (Class A) ..........       1,400,935
                                                                       ------------
                                                                          3,800,854
                                                                       ------------
             Railroads (0.9%)
   55,620    Norfolk Southern Corp. ...............................       1,240,326
   11,040    Union Pacific Corp. ..................................         710,976
                                                                       ------------
                                                                          1,951,302
                                                                       ------------
             Restaurants (0.3%)
   22,020    McDonald's Corp. .....................................         566,795
                                                                       ------------
             Telecommunication Equipment (0.5%)
   51,450    Nokia Oyj Corp. (ADR) (Finland) ......................       1,062,957
                                                                       ------------
             Tobacco (0.3%)
   10,730    Altria Group, Inc. ...................................         596,481
                                                                       ------------
             Total Common Stocks
             (Cost $57,433,642)....................................      73,992,079
                                                                       ------------



                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS [|] JANUARY 31, 2004 continued


 PRINCIPAL
 AMOUNT IN                                                COUPON      MATURITY
 THOUSANDS                                                 RATE         DATE           VALUE
----------------------------------------------------------------------------------------------------
          Corporate Bonds (19.7%)
          Aerospace & Defense (0.6%)
 $ 100    Boeing Co. ..................................   6.625%        02/15/38      $   107,869
   105    Goodrich Corp. ..............................   7.625         12/15/12          123,996
    80    Lockheed Martin Corp. .......................   7.75          05/01/26           98,277
    90    Lockheed Martin Corp. .......................   8.50          12/01/29          119,853
   235    Raytheon Co. ................................   8.30          03/01/10          282,709
   620    Systems 2001 Asset Trust - 144A** ...........   6.664         09/15/13          686,977
                                                                                      -----------
                                                                                        1,419,681
                                                                                      -----------
          Airlines (0.4%)
   270    American West Airlines ......................   7.10          04/02/21          293,101
    48    Continental Airlines, Inc. ..................   6.545         08/02/20           48,367
    48    Continental Airlines, Inc. ..................   6.648         03/15/19           47,570
   362    Continental Airlines, Inc. ..................   6.90          07/02/19          367,100
   195    Southwest Airlines Co. ......................   5.496         11/01/06          209,383
                                                                                      -----------
                                                                                          965,521
                                                                                      -----------
          Beverages: Alcoholic (0.1%)
   235    Miller Brewing Co. - 144A** .................   4.25          08/15/08          240,590
                                                                                      -----------
          Broadcasting (0.1%)
   245    Clear Channel Communications, Inc. ..........   7.65          09/15/10          288,800
                                                                                      -----------
          Cable/Satellite TV (0.4%)
    95    Comcast Cable Communications Inc. ...........   6.75          01/30/11          106,571
   590    Comcast Corp. ...............................   6.50          01/15/15          647,392
    40    Comcast Corp. ...............................   7.625         02/15/08           45,105
   105    TCI Communications, Inc. ....................   7.875         02/15/26          124,061
                                                                                      -----------
                                                                                          923,129
                                                                                      -----------
          Chemicals: Major Diversified (0.1%)
   170    ICI Wilmington Inc. .........................   4.375         12/01/08          171,609
                                                                                      -----------
          Containers/Packaging (0.1%)
   205    Sealed Air Corp - 144A** ....................   5.625         07/15/13          212,594
                                                                                      -----------
          Department Stores (0.5%)
    50    Federated Department Stores, Inc. ...........   6.625         09/01/08           55,934
   160    Federated Department Stores, Inc. ...........   6.90          04/01/29          176,228


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS [|] JANUARY 31, 2004 continued


 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE           VALUE
------------------------------------------------------------------------------------------------------------
 $ 110    Federated Department Stores, Inc. .................   7.00%        02/15/28      $    122,322
    80    May Department Stores Co., Inc. ...................   5.95         11/01/08            87,040
   415    May Department Stores Co., Inc. ...................   6.70         09/15/28           445,857
    60    May Department Stores Co., Inc. ...................   6.90         01/15/32            66,100
   100    May Department Stores Co., Inc. ...................   7.875        03/01/30           122,323
                                                                                           ------------
                                                                                              1,075,804
                                                                                           ------------
          Drugstore Chains (0.2%)
   290    CVS Corp. .........................................   5.625        03/15/06           309,819
    65    CVS Corp. - 144A** ................................   6.204        10/10/25            69,149
                                                                                           ------------
                                                                                                378,968
                                                                                           ------------
          Electric Utilities (1.3%)
   145    Appalachian Power Co. (Series H) ..................   5.95         05/15/33           143,341
   325    Carolina Power & Light Co. ........................   5.125        09/15/13           331,409
   145    Cincinnati Gas & Electric Co. .....................   5.70         09/15/12           154,452
   105    Cincinnati Gas & Electric Co. (Series A) ..........   5.40         06/15/33            97,724
   130    Cincinnati Gas & Electric Co. (Series B) ..........   5.375        06/15/33           120,541
    95    Columbus Southern Power Co. .......................   6.60         03/01/33           103,543
   100    Consolidated Natural Gas Co. (Series A) ...........   5.00         03/01/14           100,125
   200    Constellation Energy Group, Inc. ..................   7.60         04/01/32           237,498
    85    Detroit Edison Co. ................................   6.125        10/01/10            93,976
    50    Detroit Edison Co. ................................   6.35         10/15/32            53,780
   200    Duke Energy Corp. .................................   4.50         04/01/10           203,792
   130    Entergy Gulf States, Inc. - 144A** ................   3.60         06/01/08           125,874
   225    Exelon Corp. ......................................   6.75         05/01/11           253,956
   135    Ohio Power Co. ....................................   6.60         02/15/33           147,146
   165    Public Service Electric & Gas .....................   5.00         01/01/13           168,008
   115    South Carolina Electric & Gas Co. .................   5.30         05/15/33           108,718
    50    Southern California Edison Co. ....................   5.00         01/15/14            50,365
   190    TXU Energy Co. ....................................   7.00         03/15/13           212,279
    35    Wisconsin Electric Power Co. ......................   5.625        05/15/33            34,656
    65    Wisconsin Energy Corp. ............................   6.20         04/01/33            66,008
                                                                                           ------------
                                                                                              2,807,191
                                                                                           ------------
          Electrical Products (0.1%)
   240    Cooper Industries Inc. ............................   5.25         07/01/07           257,163
                                                                                           ------------
          Environmental Services (0.2%)
   310    Waste Management, Inc. ............................   6.875        05/15/09           349,376
                                                                                           ------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS [|] JANUARY 31, 2004 continued



 PRINCIPAL
 AMOUNT IN                                                              COUPON        MATURITY
 THOUSANDS                                                               RATE           DATE           VALUE
--------------------------------------------------------------------------------------------------------------------
           Finance/Rental/Leasing (2.1%)
 $  130    American General Finance Corp. ..............................   4.625%        09/01/10      $    132,715
    265    American General Finance Corp. ..............................   5.875         07/14/06           286,060
    500    Associates Corp. of North America ...........................   6.25          11/01/08           556,593
    240    CIT Group Inc. ..............................................   2.875         09/29/06           241,391
    460    Countrywide Home Loans, Inc. ................................   3.25          05/21/08           455,698
    315    Ford Motor Credit Co. .......................................   7.25          10/25/11           342,745
    225    Ford Motor Credit Co. .......................................   7.375         10/28/09           247,662
    195    Household Finance Corp. .....................................   4.125         12/15/08           198,049
    220    Household Finance Corp. .....................................   5.875         02/01/09           240,581
    105    Household Finance Corp. .....................................   6.375         10/15/11           117,090
    230    Household Finance Corp. .....................................   6.40          06/17/08           256,053
    225    Household Finance Corp. .....................................   6.75          05/15/11           255,993
    135    International Lease Finance Corp. ...........................   3.75          08/01/07           137,094
    530    MBNA Corp. ..................................................   6.125         03/01/13           576,572
    235    Prime Property Funding II - 144A** ..........................   7.00          08/15/04           241,561
    350    SLM Corp. ...................................................   5.00          10/01/13           351,970
                                                                                                       ------------
                                                                                                          4,637,827
                                                                                                       ------------
           Financial Conglomerates (2.3%)
    370    Chase Manhattan Corp. .......................................   6.00          02/15/09           407,682
     80    Chase Manhattan Corp. .......................................   7.00          11/15/09            92,774
    185    Citigroup Inc. ..............................................   5.625         08/27/12           197,697
    255    Citigroup Inc. ..............................................   5.75          05/10/06           274,223
    160    Citicorp. ...................................................   6.75          08/15/05           172,265
     90    General Electric Capital Corp. ..............................   4.25          12/01/10            90,405
    650    General Electric Capital Corp. ..............................   6.75          03/15/32           735,567
    135    General Motors Acceptance Corp. .............................   4.50          07/15/06           138,958
    570    General Motors Acceptance Corp. .............................   6.875         09/15/11           614,595
    735    General Motors Acceptance Corp. .............................   8.00          11/01/31           808,376
    135    John Hancock Financial Services, Inc. .......................   5.625         12/01/08           145,858
    810    Prudential Holdings, LLC (Series B) (FSA) - 144A** ..........   7.245         12/18/23           906,381
    465    Prudential Holdings, LLC (Series C) - 144A** ................   8.695         12/18/23           581,549
                                                                                                       ------------
                                                                                                          5,166,330
                                                                                                       ------------
           Food Retail (0.2%)
    195    Albertson's, Inc. ...........................................   7.50          02/15/11           224,839
    150    Kroger Co. ..................................................   6.80          04/01/11           168,942
    110    Kroger Co. ..................................................   8.00          09/15/29           134,829
                                                                                                       ------------
                                                                                                            528,610
                                                                                                       ------------


                       See Notes to Financial Statements
                                       43

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS [|] JANUARY 31, 2004 continued



 PRINCIPAL
 AMOUNT IN                                                                     COUPON      MATURITY
 THOUSANDS                                                                      RATE         DATE           VALUE
------------------------------------------------------------------------------------------------------------------------
           Food: Major Diversified (0.2%)
 $   80    General Mills Inc. ...............................................   3.875%        11/30/07      $    81,566
    115    Kraft Foods Inc. .................................................   5.25          06/01/07          122,728
     45    Kraft Foods Inc. .................................................   5.625         11/01/11           47,989
    230    Kraft Foods Inc. .................................................   6.25          06/01/12          253,726
                                                                                                            -----------
                                                                                                                506,009
                                                                                                            -----------
           Forest Products (0.4%)
    160    Weyerhaeuser Co. .................................................   6.00          08/01/06          171,618
    110    Weyerhaeuser Co. .................................................   6.125         03/15/07          119,734
    515    Weyerhaeuser Co. .................................................   6.75          03/15/12          572,070
                                                                                                            -----------
                                                                                                                863,422
                                                                                                            -----------
           Gas Distributors (0.3%)
    230    Consolidated Natural Gas Co. .....................................   6.25          11/01/11          256,258
    295    Ras Laffan Liquid Natural Gas Co. Ltd. - 144A** (Qatar) ..........   8.294         03/15/14          343,675
                                                                                                            -----------
                                                                                                                599,933
                                                                                                            -----------
           Home Building (0.2%)
     90    Centex Corp. .....................................................   7.50          01/15/12          105,302
     50    Centex Corp. .....................................................   7.875         02/01/11           59,306
    210    Pulte Homes, Inc. ................................................   6.375         05/15/33          206,961
                                                                                                            -----------
                                                                                                                371,569
                                                                                                            -----------
           Home Furnishings (0.1%)
     95    Mohawk Industries Inc. ...........................................   7.20          04/15/12          108,802
                                                                                                            -----------
           Hotels/Resorts/Cruiselines (0.4%)
    305    Hyatt Equities LLC - 144A** ......................................   6.875         06/15/07          328,303
    505    Marriott International, Inc. (Series E) ..........................   7.00          01/15/08          568,910
                                                                                                            -----------
                                                                                                                897,213
                                                                                                            -----------
           Industrial Conglomerates (0.3%)
    365    Honeywell International, Inc. ....................................   6.125         11/01/11          405,282
    155    Hutchison Whampoa International Ltd. - 144A** (Virgin
           Islands) .........................................................   5.45          11/24/10          157,869
    195    Hutchison Whampoa International Ltd. - 144A** (Virgin
           Islands) .........................................................   6.50          02/13/13          204,818
                                                                                                            -----------
                                                                                                                767,969
                                                                                                            -----------


                       See Notes to Financial Statements
                                       44

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS [|] JANUARY 31, 2004 continued


 PRINCIPAL
 AMOUNT IN                                                                  COUPON        MATURITY
 THOUSANDS                                                                   RATE           DATE           VALUE
------------------------------------------------------------------------------------------------------------------------
          Information Technology Services (0.1%)
 $ 120    Electronic Data Systems Corp. ..................................   7.125%        10/15/09      $   132,039
   145    Electronic Data Systems Corp. (Series B) .......................   6.00          08/01/13          145,979
                                                                                                         -----------
                                                                                                             278,018
                                                                                                         -----------
          Integrated Oil (0.4%)
   110    Amerada Hess Corp. .............................................   6.65          08/15/11          120,169
   145    Amerada Hess Corp. .............................................   7.875         10/01/29          162,537
   505    Conoco Inc. ....................................................   6.95          04/15/29          585,443
                                                                                                         -----------
                                                                                                             868,149
                                                                                                         -----------
          Investment Banks/Brokers (0.4%)
   260    Goldman Sachs Group Inc. .......................................   5.25          10/15/13          264,385
   345    Goldman Sachs Group Inc. .......................................   6.60          01/15/12          389,217
   235    Goldman Sachs Group Inc. .......................................   6.875         01/15/11          268,697
                                                                                                         -----------
                                                                                                             922,299
                                                                                                         -----------
          Life/Health Insurance (0.3%)
   185    American General Corp. .........................................   7.50          07/15/25          225,540
   460    Mantis Reef Ltd. - 144A** (Australia) ..........................   4.692         11/14/08          464,261
                                                                                                         -----------
                                                                                                             689,801
                                                                                                         -----------
          Major Banks (0.3%)
   120    Bank of New York (The) .........................................   5.20          07/01/07          128,899
   230    Bank One Corp. .................................................   6.00          02/17/09          253,594
   290    FleetBoston Financial Corp. ....................................   7.25          09/15/05          314,823
                                                                                                         -----------
                                                                                                             697,316
                                                                                                         -----------
          Major Telecommunications (0.9%)
   240    AT&T Corp. .....................................................   8.75          11/15/31          281,606
   330    Deutsche Telekom International Finance Corp. (Netherlands)......   8.75          06/15/30          419,782
   345    GTE Corp. ......................................................   6.94          04/15/28          367,504
    95    Sprint Capital Corp. ...........................................   8.75          03/15/32          115,782
   210    Telecom Italia Capital SpA - 144A** (Luxembourg) ...............   4.00          11/15/08          209,691
   205    Verizon Global Funding Corp. ...................................   7.75          12/01/30          241,570
   300    Verizon New England Inc. .......................................   6.50          09/15/11          334,291
                                                                                                         -----------
                                                                                                           1,970,226
                                                                                                         -----------
          Managed Health Care (0.5%)
   605    Aetna, Inc. ....................................................   7.875         03/01/11          721,303
   105    Cigna Corp. ....................................................   6.375         10/15/11          115,460
   345    Wellpoint Health Network, Inc. .................................   6.375         06/15/06          375,204
                                                                                                         -----------
                                                                                                           1,211,967
                                                                                                         -----------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS [|] JANUARY 31, 2004 continued


 PRINCIPAL
 AMOUNT IN                                                        COUPON      MATURITY
 THOUSANDS                                                         RATE         DATE           VALUE
----------------------------------------------------------------------------------------------------------
          Media Conglomerates (0.5%)
 $ 245    AOL Time Warner, Inc. ................................   6.125%        04/15/06     $   263,284
   175    AOL Time Warner, Inc. ................................   7.70          05/01/32         204,136
   405    News America Holdings, Inc. ..........................   7.28          06/30/28         458,229
    90    News America Holdings, Inc. ..........................   7.75          02/01/24         104,760
    10    News America Holdings, Inc. ..........................   8.875         04/26/23          12,988
   135    Time Warner, Inc. ....................................   6.625         05/15/29         139,366
                                                                                              -----------
                                                                                                1,182,763
                                                                                              -----------
          Motor Vehicles (0.9%)
   140    DaimlerChrysler North American Holdings Co. ..........   7.20          09/01/09         157,911
   450    DaimlerChrysler North American Holdings Co. ..........   7.30          01/15/12         506,446
   220    DaimlerChrysler North American Holdings Co. ..........   8.50          01/18/31         264,200
    90    Ford Motor Co. .......................................   6.625         10/01/28          84,106
   945    Ford Motor Co. .......................................   7.45          07/16/31         962,213
                                                                                              -----------
                                                                                                1,974,876
                                                                                              -----------
          Multi-Line Insurance (1.0%)
   475    AIG SunAmerica Global Finance VI - 144A** ............   6.30          05/10/11         529,351
   670    Farmers Exchange Capital - 144A** ....................   7.05          07/15/28         651,313
   120    Hartford Financial Services Group, Inc. ..............   2.375         06/01/06         119,804
   265    Hartford Financial Services Group, Inc. ..............   7.90          06/15/10         316,855
   575    Nationwide Mutual Insurance Co. - 144A** .............   7.50          02/15/24         593,808
   100    Nationwide Mutual Insurance Co. - 144A** .............   8.25          12/01/31         122,142
                                                                                              -----------
                                                                                                2,333,273
                                                                                              -----------
          Oil & Gas Pipelines (0.1%)
   155    Texas Eastern Transmission, L.P. .....................   7.00          07/15/32         172,254
                                                                                              -----------
          Oil & Gas Production (1.2%)
    55    Kerr-McGee Corp. .....................................   5.875         09/15/06          59,164
   115    Kerr-McGee Corp. .....................................   6.875         09/15/11         128,884
   250    Kerr-McGee Corp. .....................................   7.875         09/15/31         293,997
   215    Nexen Inc. (Canada) ..................................   5.05          11/20/13         215,709
   220    PEMEX Project Funding Master Trust ...................   7.375         12/15/14         236,500
   390    PEMEX Project Funding Master Trust ...................   8.00          11/15/11         442,650
   610    PEMEX Project Funding Master Trust ...................   8.625         02/01/22         677,100
   290    PEMEX Project Funding Master Trust ...................   9.125         10/13/10         348,725
    40    Petro-Canada (Canada) ................................   4.00          07/15/13          37,429
   195    Petro-Canada (Canada) ................................   5.35          07/15/33         178,953
                                                                                              -----------
                                                                                                2,619,111
                                                                                              -----------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS [|] JANUARY 31, 2004 continued


 PRINCIPAL
 AMOUNT IN                                                       COUPON        MATURITY
 THOUSANDS                                                        RATE            DATE          VALUE
--------------------------------------------------------------------------------------------------------
          Oil Refining/Marketing (0.2%)
 $ 145    Marathon Oil Corp. ..................................   5.375%        06/01/07     $   155,645
   210    Marathon Oil Corp. ..................................   6.80          03/15/32         229,780
                                                                                             -----------
                                                                                                 385,425
                                                                                             -----------
          Other Consumer Services (0.1%)
    60    Cendant Corp. .......................................   7.125         03/15/15          68,528
   160    Cendant Corp. .......................................   7.375         01/15/13         185,434
                                                                                             -----------
                                                                                                 253,962
                                                                                             -----------
          Other Metals/Minerals (0.3%)
   180    BHP Finance USA Ltd. (Australia) ....................   4.80          04/15/13         182,935
   415    Inco Ltd. (Canada) ..................................   7.20          09/15/32         476,698
   105    Inco Ltd. (Canada) ..................................   7.75          05/15/12         125,830
                                                                                             -----------
                                                                                                 785,463
                                                                                             -----------
          Pharmaceuticals: Major (0.1%)
   145    Schering-Plough Corp. ...............................   5.30          12/01/13         149,060
                                                                                             -----------
          Pulp & Paper (0.2%)
   245    International Paper Co. .............................   4.25          01/15/09         247,759
   190    Sappi Papier Holding AG - 144A** (Austria) ..........   6.75          06/15/12         210,760
                                                                                             -----------
                                                                                                 458,519
                                                                                             -----------
          Railroads (0.1%)
   105    Union Pacific Corp. .................................   3.625         06/01/10         101,000
   110    Union Pacific Corp. .................................   6.79          11/09/07         123,198
                                                                                             -----------
                                                                                                 224,198
                                                                                             -----------
          Real Estate Development (0.5%)
   468    World Financial Properties - 144A** .................   6.91          09/01/13         522,736
   460    World Financial Properties - 144A** .................   6.95          09/01/13         515,572
                                                                                             -----------
                                                                                               1,038,308
                                                                                             -----------
          Real Estate Investment Trusts (0.5%)
   245    EOP Operating L.P. ..................................   6.763         06/15/07         271,970
   225    EOP Operating L.P. ..................................   7.25          06/15/28         249,761
    50    EOP Operating L.P. ..................................   7.50          04/19/29          57,140
    60    Rouse Co. (The) .....................................   5.375         11/26/13          60,598
   215    Simon Property Group L.P. ...........................   6.375         11/15/07         238,188
   225    Vornado Realty Trust ................................   5.625         06/15/07         241,391
                                                                                             -----------
                                                                                               1,119,048
                                                                                             -----------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS [|] JANUARY 31, 2004 continued


 PRINCIPAL
 AMOUNT IN                                                  COUPON        MATURITY
 THOUSANDS                                                   RATE           DATE          VALUE
---------------------------------------------------------------------------------------------------
              Savings Banks (0.1%)
  $   195     Washington Mutual, Inc. ....................   5.50%        01/15/13      $   203,459
       70     Washington Mutual, Inc. ....................   8.25         04/01/10           84,602
                                                                                        -----------
                                                                                            288,061
                                                                                        -----------
              Services to the Health Industry (0.1%)
       90     Anthem Insurance - 144A** ..................   9.125        04/01/10          113,959
                                                                                        -----------
              Tobacco (0.2%)
      175     Altria Group, Inc. .........................   7.00         11/04/13          190,752
      215     Altria Group, Inc. .........................   7.75         01/15/27          237,634
                                                                                        -----------
                                                                                            428,386
                                                                                        -----------
              Wireless Telecommunications (0.1%)
      160     AT&T Wireless Services Inc. ................   8.75         03/01/31          203,487
                                                                                        -----------
              Total Corporate Bonds
              (Cost $41,278,476)..................................................       43,906,039
                                                                                        -----------
              Foreign Government Obligation (0.2%)
      425     United Mexican States Corp. (Mexico)
              (Cost $492,366).............................   8.30         08/15/31          480,887
                                                                                        -----------
              U.S. Government & Agency Obligations (30.3%)
    1,300     Federal Home Loan Mortgage Corp. ...........   5.125        11/07/13        1,306,311
      740     Tennessee Valley Authority .................   0.00         10/15/04          732,237
              U.S. Treasury Bonds
    5,000      ...........................................   5.50         08/15/28        5,296,290
      135      ...........................................   6.125        08/15/29          155,519
    7,700      ...........................................   7.625        02/15/25       10,318,909
    1,325      ...........................................   8.125        08/15/19        1,811,731
    6,850      ...........................................   8.125        08/15/21        9,462,905
    1,150      ...........................................   8.75         08/15/20        1,664,625
              U. S. Treasury Notes
   13,000      ...........................................   3.50         11/15/06       13,441,298
    3,650      ...........................................   3.875        02/15/13        3,605,944
    6,100      ...........................................   6.50         02/15/10        7,112,460
    6,245      ...........................................   6.75         05/15/05        6,669,953
    3,095     *** ........................................   7.50         02/15/05        3,294,485


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS [|] JANUARY 31, 2004 continued


 PRINCIPAL
 AMOUNT IN                                                        COUPON        MATURITY
 THOUSANDS                                                         RATE           DATE           VALUE
------------------------------------------------------------------------------------------------------------
              U.S. Treasury Strips
 $   1,000     .................................................   0.00%         05/15/11      $    751,480
     4,190     .................................................   0.00          08/15/20         1,778,471
                                                                                               ------------
              Total U.S. Government & Agency Obligations
              (Cost $65,641,523).........................................................        67,402,618
                                                                                               ------------
              Mortgage-Backed Securities (13.3%)
              Federal Home Loan Mortgage Corp.
     1,265     .................................................   6.50         08/01/29-
                                                                                 08/01/33       1,328,745
     1,208     .................................................   7.50         10/01/29-
                                                                                 08/01/32       1,297,233
              Federal National Mortgage Assoc.
    16,201     .................................................   6.50         03/01/31-
                                                                                 06/01/33       17,007,004
     3,250     .................................................   7.00            +             3,448,047
     1,621     .................................................   7.00         07/01/11-
                                                                                 07/01/32       1,723,285
     2,664     .................................................   7.50         08/01/23-
                                                                                 07/01/32       2,849,774
     1,446     .................................................   8.00         05/01/24-
                                                                                 08/01/31       1,561,143
              Government National Mortgage Assoc.
       223     .................................................   7.50         08/15/25-
                                                                                 10/15/26        239,197
       109     .................................................   8.00          06/15/26           118,550
                                                                                              -------------
              Total Mortgage-Backed Securities
              (Cost $29,239,313).........................................................        29,572,978
                                                                                              -------------
              Asset-Backed Securities (0.5%)
              Finance/Rental/Leasing
       315    Chase Credit Card Master Trust ...................   5.50          11/17/08           338,763
       300    Citibank Credit Issuance Trust ...................   6.90          10/15/07           324,746
       156    Harley-Davidson Motorcycle Trust 2002-1 ..........   3.02          09/15/06           156,821
       140    MBNA Master Credit Card Trust ....................   5.90          08/15/11           155,077
       200    Nissan Auto Receivables Owner Trust ..............   4.80          02/15/07           204,127
                                                                                              -------------
              Total Asset-Backed Securities
              (Cost $1,122,414)..........................................................         1,179,534
                                                                                              -------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS [|] JANUARY 31, 2004 continued


 PRINCIPAL
 AMOUNT IN                                                           COUPON       MATURITY
 THOUSANDS                                                            RATE          DATE            VALUE
--------------------------------------------------------------------------------------------------------------
              Short-Term Investments (3.0%)
              U.S. Government Obligations (a) (0.2%)
              U.S. Treasury Bills
 $     100    *** ................................................   1.00%        03/25/04       $     99,850
       100    *** ................................................   0.87         03/25/04             99,870
       200    *** ................................................   0.93         03/25/04            199,721
       100    *** ................................................   0.945        07/15/04             99,569
                                                                                                 ------------
              Total U.S. Government Obligations (Cost $499,018)...........................            499,010
                                                                                                 ------------
              Repurchase Agreement (2.8%)
     6,107    Joint repurchase agreement account (dated 01/30/04;
              proceeds $6,107,519) (b) (Cost $6,107,000)..........   1.02         02/02/04          6,107,000
                                                                                                 ------------
              Total Short-Term Investments
              (Cost $6,606,018)...........................................................          6,606,010
                                                                                                 ------------
              Total Investments (Cost $201,813,752) (c) (d)..................      100.3 %        223,140,145
              Liabilities in Excess of Other Assets .........................       (0.3)            (560,644)
                                                                                                 ------------
              Net Assets ....................................................      100.0 %       $222,579,501
                                                                                                 ############



------------

  ADR     American Depository Receipt.

  FSA     Financial Security Assurance.

   *      Non-income producing security.

  **      Resale is restricted to qualified institutional investors.

  *** All or a portion of this security has been physically segregated in connection with open futures contracts in an amount equal to $605,456.

   + Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

  (a) Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (b)     Collateralized by federal agency and U.S. Treasury obligations.

  (c) Securities have been designated as collateral in a amount equal to $27,435,224 in connection with securities purchased on a forward commitment basis and open futures contracts.

  (d) The aggregate cost for federal income tax purposes is $204,532,416. The aggregate gross unrealized appreciation is $19,114,475 and the aggregate gross unrealized depreciation is $506,746, resulting in net unrealized appreciation of $18,607,729.

Futures Contracts Open at January 31, 2004:




                                       DESCRIPTION/         UNDERLYING
      NUMBER OF                       DELIVERY MONTH        FACE AMOUNT       UNREALIZED
      CONTRACTS       LONG/SHORT         AND YEAR            AT VALUE        DEPRECIATION
      ---------       ----------         --------            --------        ------------
       54                Short      U.S. Treasury Notes
                                     5 Year March 2004     $ (6,065,719)     $  (65,946)
      171                Short      U.S. Treasury Bonds
                                     20 Year March 2004     (19,039,781)       (448,542)
Total unrealized depreciation ........................................       $ (514,488)
                                                                             ==========



                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
January 31, 2004




Assets:
Investments in securities, at value
  (cost $201,813,752)............................    $223,140,145
Receivable for:
     Interest ...................................       2,159,982
     Investments sold ...........................       1,359,131
     Shares of beneficial interest sold .........         578,407
     Dividends ..................................         122,959
Prepaid expenses and other assets ...............          52,017
                                                     ------------
     Total Assets ...............................     227,412,641
                                                     ------------
Liabilities:
Payable for:
     Investments purchased ......................       4,148,757
     Distribution fee ...........................         182,730
     Shares of beneficial interest
        redeemed ................................         168,310
     Variation margin ...........................         142,594
     Investment management fee ..................         113,926
Accrued expenses and other payables .............          76,823
                                                     ------------
     Total Liabilities ..........................       4,833,140
                                                     ------------
     Net Assets .................................    $222,579,501
                                                     ============
Composition of Net Assets:
Paid-in-capital .................................    $210,451,386
Net unrealized appreciation .....................      20,811,905
Dividends in excess of net investment
  income ........................................        (451,167)
Accumulated net realized loss ...................      (8,232,623)
                                                     ------------
     Net Assets .................................    $222,579,501
                                                     ============
Class A Shares:
Net Assets ......................................       $7,318,289
Shares Outstanding (unlimited
  authorized, $.01 par value)....................         578,045
     Net Asset Value Per Share ..................          $12.66
                                                           ======
     Maximum Offering Price Per Share,
     (net asset value plus 5.54% of net
        asset value) ............................          $13.36
                                                           ======
Class B Shares:
Net Assets ......................................    $169,135,332
Shares Outstanding (unlimited
  authorized, $.01 par value)....................      13,417,614
     Net Asset Value Per Share ..................          $12.61
                                                           ======
Class C Shares:
Net Assets ......................................     $43,092,375
Shares Outstanding (unlimited
  authorized, $.01 par value)....................       3,413,133
     Net Asset Value Per Share ..................          $12.63
                                                           ======
Class D Shares:
Net Assets ......................................      $3,033,505
Shares Outstanding (unlimited
  authorized, $.01 par value)....................         240,244
     Net Asset Value Per Share ..................          $12.63
                                                           ======

Statement of Operations
For the year ended January 31, 2004

Net Investment Income:
Income
Interest ..................................    $ 5,084,653
Dividends (net of $10,834 foreign
  withholding tax) ........................      1,523,377
                                               -----------
     Total Income .........................      6,608,030
                                               -----------
Expenses
Distribution fee (Class A shares) .........         12,541
Distribution fee (Class B shares) .........      1,573,633
Distribution fee (Class C shares) .........        389,121
Investment management fee .................      1,224,067
Transfer agent fees and expenses ..........        245,586
Shareholder reports and notices ...........         69,272
Registration fees .........................         68,630
Custodian fees ............................         54,372
Professional fees .........................         54,185
Trustees' fees and expenses ...............          8,619
Other .....................................         21,865
                                               -----------
     Total Expenses .......................      3,721,891
                                               -----------
     Net Investment Income ................      2,886,139
                                               -----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments ...............................      7,645,079
Futures contracts .........................       (626,556)
                                               -----------
     Net Realized Gain ....................      7,018,523
                                               -----------
Net Change in Unrealized
   Appreciation/Depreciation on:
Investments ...............................     14,976,304
Futures contracts .........................       (359,124)
                                               -----------
     Net Appreciation .....................     14,617,180
                                               -----------
     Net Gain .............................     21,635,703
                                               -----------
Net Increase ..............................    $24,521,842
                                               ===========


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets




                                                                                        FOR THE YEAR       FOR THE YEAR
                                                                                            ENDED             ENDED
                                                                                      JANUARY 31, 2004   JANUARY 31, 2003
                                                                                     ------------------ -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ..............................................................    $  2,886,139      $  3,190,919
Net realized gain (loss) ...........................................................       7,018,523        (9,867,933)
Net change in unrealized appreciation/depreciation .................................      14,617,180        (1,351,196)
                                                                                        ------------      ------------
  Net Increase (Decrease) ..........................................................      24,521,842        (8,028,210)
                                                                                        ------------      ------------
Dividends to Shareholders from Net Investment Income:
Class A shares .....................................................................        (152,122)         (105,607)
Class B shares .....................................................................      (3,159,058)       (3,035,062)
Class C shares .....................................................................        (780,828)         (841,038)
Class D shares .....................................................................         (57,992)          (26,804)
                                                                                        ------------      ------------
  Total Dividends ..................................................................      (4,150,000)       (4,008,511)
                                                                                        ------------      ------------
Net increase from transactions in shares of beneficial interest ....................      30,021,645        46,232,396
                                                                                        ------------      ------------
  Net Increase .....................................................................      50,393,487        34,195,675
Net Assets:
Beginning of period ................................................................     172,186,014       137,990,339
                                                                                        ------------      ------------
End of Period
(Including dividends in excess of net investment income of $451,167 and $282,752,
respectively) ......................................................................    $222,579,501      $172,186,014
                                                                                        ============      ============



                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
NOTES TO FINANCIAL STATEMENTS [|] JANUARY 31, 2004


1. Organization and Accounting Policies
Morgan Stanley Balanced Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide current income and moderate capital growth. The Fund seeks to achieve its objective by investing in investment grade fixed income securities and, to a lesser extent, common stock of companies which have a record of paying dividends and have the potential for increasing dividends and securities convertible into common stock. The Fund was organized as a Massachusetts business trust on November 23, 1994 and commenced operations on March 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.


The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.


The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and;
(6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the

Morgan Stanley Balanced Income Fund
NOTES TO FINANCIAL STATEMENTS [|] JANUARY 31, 2004 continued


estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Manager using a pricing service and/or procedures approved by the Trustees of the Fund;
(7) futures are valued at the latest price published by the commodities exchange on which they trade (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Balanced Income Fund
NOTES TO FINANCIAL STATEMENTS [|] JANUARY 31, 2004 continued


G. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the portion of daily net assets not exceeding $500 million and 0.575% to the portion of the daily net assets in excess of $500 million.


3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $8,169,913 at January 31, 2004.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended January 31, 2004, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 0.99%, respectively.

The Distributor has informed the Fund that for the year ended January 31, 2004, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $462,539 and $6,874 , respectively and received $130,322 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Balanced Income Fund
NOTES TO FINANCIAL STATEMENTS [|] JANUARY 31, 2004 continued


4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended January 31, 2004, aggregated $367,404,198 and $339,059,843, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $68,403,959 and $36,672,144, respectively and purchases of $2,389,698 with other Morgan Stanley Funds.


For the year ended January 31, 2004, the Fund incurred brokerage commissions of $3,490 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.


Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 2004, the Fund had transfer agent fees and expenses payable of approximately $2,600.


5. Legal Matters
The Investment Manager, certain affiliates of the Investment Manager and certain investment companies advised by the Investment Manager or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Manager and certain affiliates of the Investment Manager allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Investment Manager or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Investment Manager or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

Morgan Stanley Balanced Income Fund
NOTES TO FINANCIAL STATEMENTS [|] JANUARY 31, 2004 continued


6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:






                                                FOR THE YEAR                        FOR THE YEAR
                                                    ENDED                               ENDED
                                              JANUARY 31, 2004                    JANUARY 31, 2003
                                      ---------------------------------   ---------------------------------
                                           SHARES            AMOUNT            SHARES            AMOUNT
                                      ---------------   ---------------   ---------------   ---------------
CLASS A SHARES
Sold ..............................         458,941      $   5,545,611          327,689      $   3,912,674
Reinvestment of dividends .........           8,979            108,282            5,573             65,645
Redeemed ..........................        (162,828)        (1,962,686)        (239,692)        (2,786,959)
                                           --------      -------------         --------      -------------
Net increase - Class A ............         305,092          3,691,207           93,570          1,191,360
                                           --------      -------------         --------      -------------
CLASS B SHARES
Sold ..............................       6,190,170         73,503,551        8,290,094         97,695,125
Reinvestment of dividends .........         183,758          2,197,677          179,210          2,103,131
Redeemed ..........................      (4,810,133)       (57,539,950)      (4,897,510)       (57,560,883)
                                         ----------      -------------       ----------      -------------
Net increase - Class B ............       1,563,795         18,161,278        3,571,794         42,237,373
                                         ----------      -------------       ----------      -------------
CLASS C SHARES
Sold ..............................       1,380,443         16,559,967          904,376         10,678,414
Reinvestment of dividends .........          50,778            608,265           58,065            684,235
Redeemed ..........................        (859,068)       (10,354,912)        (824,928)        (9,587,655)
                                         ----------      -------------       ----------      -------------
Net increase - Class C ............         572,153          6,813,320          137,513          1,774,994
                                         ----------      -------------       ----------      -------------
CLASS D SHARES
Sold ..............................         239,592          2,881,351          134,333          1,560,341
Reinvestment of dividends .........           3,633             43,824            1,695             19,695
Redeemed ..........................        (132,275)        (1,569,335)         (46,958)          (551,367)
                                         ----------      -------------       ----------      -------------
Net increase - Class D ............         110,950          1,355,840           89,070          1,028,669
                                         ----------      -------------       ----------      -------------
Net increase in Fund ..............       2,551,990      $  30,021,645        3,891,947      $  46,232,396
                                         ==========      =============       ==========      =============




7. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest in futures with respect to financial instruments and interest rate indexes
("futures contracts").

These future contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risk may also arise from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley Balanced Income Fund
NOTES TO FINANCIAL STATEMENTS [|] JANUARY 31, 2004 continued



8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


The tax character of distributions paid was as follows:

                                           FOR THE YEAR       FOR THE YEAR
                                               ENDED             ENDED
                                         JANUARY 31, 2004   JANUARY 31, 2003
                                        ------------------ -----------------
Ordinary income .......................    $  4,150,000        $4,008,511
                                           ============        ==========

As of January 31, 2004, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income .........    $    519,528
Undistributed long-term gains .........           --
                                           ------------
Net accumulated earnings ..............         519,528
Capital loss carryforward* ............      (6,999,142)
Net unrealized appreciation ...........      18,607,729
                                           ------------
Total accumulated earnings ............    $ 12,128,115
                                           ============

*During the year ended January 31, 2004 the Fund utilized $5,644,845 of its net capital loss carryforward. As of January 31, 2004, the Fund had a net capital loss carryforward of $6,999,142 which will expire on January 31, 2011 to offset future capital gains to the extent provided by regulations.


As of January 31, 2004, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and book amortization of premiums on debt securities and permanent book/tax differences primarily attributable to losses on paydowns and tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $450, accumulated net realized loss was charged $1,094,996 and dividends in excess of net investment income was credited $1,095,446.


                                       58
s

Morgan Stanley Balanced Income Fund
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                             FOR THE YEAR ENDED JANUARY 31,
                                                           ----------------------------------------------------------------
                                                             2004          2003           2002         2001          2000
                                                           --------      --------       --------     --------      --------
Class A Shares:
Selected Per Share Data:
Net asset value, beginning of period ...................    $11.45         $12.35        $12.42       $11.80         $12.75
                                                            ------         ------        ------       ------         ------
Income (loss) from investment operations:
 Net investment income[+/+] ............................      0.26           0.33          0.43         0.47           0.47
 Net realized and unrealized gain (loss) ...............      1.28          (0.84)        (0.06)        0.94          (0.69)
                                                            ------         ------        ------       ------         ------
Total income (loss) from investment operations .........      1.54          (0.51)         0.37         1.41          (0.22)
                                                            ------         ------        ------       ------         ------
Less dividends and distributions from:
 Net investment income .................................     (0.33)         (0.39)        (0.44)       (0.47)         (0.47)
 Net realized gain .....................................       --             --            --         (0.32)         (0.26)
                                                            ------         ------        ------       ------         ------
Total dividends and distributions ......................     (0.33)         (0.39)        (0.44)       (0.79)         (0.73)
                                                            ------         ------        ------       ------         ------
Net asset value, end of period .........................    $12.66         $11.45        $12.35       $12.42         $11.80
                                                            ======         ======        ======       ======         ======
Total Return+    .........................................   13.65%         (4.19)%        3.13%       12.66%         (1.84)%
Ratios to Average Net Assets(1):
Expenses ...............................................      1.09%          1.08%         1.16%        1.20%          1.20%
Net investment income ..................................      2.15%          2.79%         3.44%        3.97%          3.82%
Supplemental Data:
Net assets, end of period, in thousands ................    $7,318         $3,125        $2,216       $2,043         $2,187
Portfolio turnover rate ................................       174%           173%           99%          21%            35%



------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.



                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
FINANCIAL HIGHLIGHTS continued


                                                                     FOR THE YEAR ENDED JANUARY 31,
                                                     ---------------------------------------------------------------
                                                         2004          2003         2002         2001        2000
                                                     ------------ ------------- ------------ ----------- -----------
Class B Shares:
Selected Per Share Data:
Net asset value, beginning of period ...............   $ 11.40         $12.31      $12.39      $11.77      $ 12.74
                                                       -------         ------      ------      ------      -------
Income (loss) from investment operations:
 Net investment income[+/+] ........................      0.17           0.24        0.34        0.37         0.38
 Net realized and unrealized gain (loss) ...........      1.28          (0.85)      (0.07)       0.95        (0.71)
                                                       -------         ------      ------      ------      -------
Total income (loss) from investment operations .....      1.45          (0.61)       0.27        1.32        (0.33)
                                                       -------         ------      ------      ------      -------
Less dividends and distributions from:
 Net investment income .............................     (0.24)         (0.30)      (0.35)      (0.38)       (0.38)
 Net realized gain .................................       --             --          --        (0.32)       (0.26)
                                                       --------        ------      ------      ------      -------
Total dividends and distributions ..................     (0.24)         (0.30)      (0.35)      (0.70)       (0.64)
                                                       --------        ------      ------      ------      -------
Net asset value, end of period .....................   $ 12.61         $11.40      $12.31      $12.39       $11.77
                                                       =======         ======      ======      ======      =======
 otal Return+ ......................................     12.77%         (4.98)%      2.32%      11.82%       (2.69)%
Ratios to Average Net Assets(1):
Expenses ...........................................      1.86%          1.84%       1.91%       2.00%        1.95%
Net investment income ..............................      1.38%          2.03%       2.68%       3.17%        3.07%
Supplemental Data:
Net assets, end of period, in thousands ............  $169,135       $135,146     $101,957    $45,803      $56,827
Portfolio turnover rate ............................       174%           173%          99%        21%          35%



------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.



                        See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
FINANCIAL HIGHLIGHTS continued


                                                                             FOR THE YEAR ENDED JANUARY 31,
                                                           -------------------------------------------------------------------
                                                               2004          2003          2002          2001          2000
                                                           -----------   -----------   -----------   -----------   -----------
Class C Shares:
Selected Per Share Data:
Net asset value, beginning of period ...................     $11.42         $12.33       $12.41        $11.78         $12.74
                                                             ------         ------       ------        ------         ------
Income (loss) from investment operations:
 Net investment income[+/+] ............................       0.17           0.24         0.33          0.38           0.38
 Net realized and unrealized gain (loss) ...............       1.28          (0.85)       (0.05)         0.95          (0.70)
                                                             ------         ------       ------        ------         ------
Total income (loss) from investment operations .........       1.45          (0.61)        0.28          1.33          (0.32)
                                                             ------         ------       ------        ------         ------
Less dividends and distributions from:
 Net investment income .................................      (0.24)         (0.30)       (0.36)        (0.38)         (0.38)
 Net realized gain .....................................        --             --           --          (0.32)         (0.26)
                                                             ------         ------       ------        ------         ------
Total dividends and distributions ......................      (0.24)         (0.30)       (0.36)        (0.70)         (0.64)
                                                             ------         ------      -------        ------         ------
Net asset value, end of period .........................     $12.63         $11.42      $ 12.33        $12.41         $11.78
                                                             ======         ======      =======        ======         ======
Total Return+ ..........................................      12.74%         (5.00)%       2.32%        11.89%         (2.62)%
Ratios to Average Net Assets(1):
Expenses ...............................................       1.85%          1.84%        1.91%         1.94%          1.95%
Net investment income ..................................       1.39%          2.03%        2.68%         3.23%          3.07%
Supplemental Data:
Net assets, end of period, in thousands ................    $43,092        $32,439      $33,321       $24,205        $29,535
Portfolio turnover rate ................................        174%           173%          99%           21%            35%



------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.




                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
FINANCIAL HIGHLIGHTS continued


                                                                           FOR THE YEAR ENDED JANUARY 31,
                                                           -----------------------------------------------------------------
                                                             2004          2003          2002          2001           2000
                                                           --------      --------      --------      --------       --------
Class D Shares:
Selected Per Share Data:
Net asset value, beginning of period ...................    $11.42         $12.33       $12.40        $11.79         $12.75
                                                            ------         ------       ------        ------         ------
Income (loss) from investment operations:
 Net investment income[+/+] ............................      0.29           0.34         0.45          0.50           0.50
 Net realized and unrealized gain (loss) ...............      1.28          (0.83)       (0.05)         0.93          (0.70)
                                                            ------         ------       ------        ------         ------
Total income (loss) from investment operations .........      1.57          (0.49)        0.40          1.43          (0.20)
                                                            ------         ------       ------        ------         ------
Less dividends and distributions from:
 Net investment income .................................     (0.36)         (0.42)       (0.47)        (0.50)         (0.50)
 Net realized gain .....................................       --             --           --          (0.32)         (0.26)
                                                            ------         ------       ------        ------         ------
Total dividends and distributions ......................     (0.36)         (0.42)       (0.47)        (0.82)         (0.76)
                                                            ------         ------       ------        ------         ------
Net asset value, end of period .........................    $12.63         $11.42       $12.33        $12.40         $11.79
                                                            ======         ======       ======        ======         ======
Total Return+ ..........................................     13.94%         (4.04)%       3.37%        12.88%         (1.63)%
Ratios to Average Net Assets(1):
Expenses ...............................................      0.86%          0.84%        0.91%         1.00%          0.95%
Net investment income ..................................      2.38%          3.03%        3.68%         4.17%          4.07%
Supplemental Data:
Net assets, end of period, in thousands ................    $3,034         $1,476         $496          $107         $1,546
Portfolio turnover rate ................................       174%           173%          99%           21%            35%



------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.




                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Balanced Income Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Balanced Income Fund (the "Fund"), including the portfolio of investments, as of January 31, 2004, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Balanced Income Fund as of January 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
March 17, 2004

     -----------------------------------------------------------------------
                      2004 FEDERAL TAX NOTICE (UNAUDITED)

     During the fiscal year ended January 31, 2004, 31.63% of the income dividends paid by the Fund qualified for the dividends received deduction available to corporations. Additionally, please note that 33.63% of the Fund's income dividends paid during the fiscal year ended January 31, 2004 qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

     Of the Fund's ordinary income dividends paid during the fiscal year, 36.22% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.
     -----------------------------------------------------------------------

APPENDIX A


MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES
--------------------------------------------------------------------------------
I. POLICY STATEMENT

     INTRODUCTION. Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES. To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.


II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.


III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       o  Selection or ratification of auditors.

       o  Approval of financial statements, director and auditor reports.

       o  Election of Directors.

       o Limiting Directors' liability and broadening indemnification of Directors.

       o Requirement that a certain percentage (up to 662|M/3%) of its Board's members be comprised of independent and unaffiliated Directors.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       o  General updating/corrective amendments to the charter.

       o  Elimination of cumulative voting.

       o  Elimination of preemptive rights.

       o Provisions for confidential voting and independent tabulation of voting results.

       o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       Capitalization changes

       o Capitalization changes that eliminate other classes of stock and voting rights.

       o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       o  Proposals for share repurchase plans.

       o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       o  Proposals to effect stock splits.

       o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       Compensation

       o Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       o Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       o Establishment of Employee Stock Option Plans and other employee ownership plans.

       Anti-Takeover Matters

       o Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       o Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

       o Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       o  Creation of "blank check" preferred stock.

       o  Changes in capitalization by 100% or more.

       o Compensation proposals that allow for discounted stock options which have not been offered to employees in general.

       o Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

       o  Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

       Corporate Transactions

       o Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

       o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       o Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       o Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)        Whether the stock option plan is incentive based;

          (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

          (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

       Anti-Takeover Provisions

       o  Proposals requiring shareholder ratification of poison pills.

       o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.


B. SHAREHOLDER PROPOSALS

   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       o  Requiring auditors to attend the annual meeting of shareholders.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       o  Confidential voting.

       o  Reduction or elimination of supermajority vote requirements.


   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

       o  Proposals that limit tenure of directors.

       o  Proposals to limit golden parachutes.

       o Proposals requiring directors to own large amounts of stock to be eligible for election.

       o  Restoring cumulative voting in the election of directors.

       o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       o  Proposals that limit retirement benefits or executive compensation.

       o  Requiring shareholder approval for bylaw or charter amendments.

       o Requiring shareholder approval for shareholder rights plan or poison pill.

       o  Requiring shareholder approval of golden parachutes.

       o  Elimination of certain anti-takeover related provisions.

       o  Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       o Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       o Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       o Proposals that require inappropriate endorsements or corporate actions.


IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES


A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

       (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.


       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.


       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.


       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.